SCHEDULE 14A
                                 (Rule 14a-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                                        Only (as permitted by Rule 14c-6(e)(2)
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      Materials
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      Pursuant to Rule 14a-11(c)
      or Rule 14a-12

--------------------------------------------------------------------------------

                                 PITCAIRN FUNDS

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                                 PITCAIRN FUNDS
                         One Pitcairn Place, Suite 3000
                             165 Township Line Road
                           Jenkintown, PA 19046-3593

Dear Shareholder:

A Special Meeting (the "Meeting") of the Diversified Value Fund, Diversified Growth Fund, Select Value Fund, Select Growth Fund, Small Cap Fund, Family Heritage(R) Fund, International Equity Fund, Taxable Bond Fund and Tax-Exempt Bond Fund series (each a "Pitcairn Fund") of Pitcairn Funds (the "Pitcairn Trust") will be held at the offices of Pitcairn Investment Management ("Pitcairn") and the Pitcairn Trust on July 21, 2004, at 10:00 a.m., Eastern Time.

At the Meeting, you will be asked, among other things, to approve the proposed reorganization of each of the Pitcairn Funds that you own into a newly organized series (each, an "Acquiring Fund") of the Constellation Funds trust (the "Acquiring Trust"). Each Acquiring Fund will have investment objectives, strategies and risks substantially similar to those of the corresponding Pitcairn Fund. Assuming approval by shareholders of each of the Pitcairn Funds, upon consummation of the reorganizations, you will receive a number of shares of the corresponding Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the Pitcairn Fund held by you immediately prior to the reorganizations. Each reorganization is expected to be tax-free to shareholders for federal income tax purposes. Following the reorganizations, the Pitcairn Trust will be dissolved.

At the Meeting, you will also be asked to approve the investment advisory and sub-advisory agreements applicable to each Acquiring Fund corresponding to the Pitcairn Fund that you currently own. The new investment advisory agreement will be with Constellation Investment Management Company, L.P. ("CIMCO"), and the sub-advisory agreements will be with the current managers (either Pitcairn or the current Fund sub-adviser(s)) of the respective Pitcairn Fund. The day-to-day portfolio management of each Acquiring Fund is thus expected to be substantially identical to that of each corresponding Pitcairn Fund, and as further discussed in the attached Proxy Statement, the fees payable under the proposed investment advisory agreement will initially be the same as the investment advisory fees paid by the corresponding Pitcairn Fund. After one year, the fees payable under the advisory and certain sub-advisory agreements will have a performance fee component that could result in higher fees for Acquiring Funds that substantially outperform their benchmark.

Finally, you will be asked to approve a distribution and shareholder services plan for each Acquiring Fund.

After careful consideration, the Board of Trustees of the Pitcairn Trust recommends that shareholders vote "FOR" each proposal discussed above.

A Proxy Statement that describes each proposal in detail is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy card, in the envelope provided, or vote by Internet, facsimile or telephone, at your earliest convenience.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN ______ ON ____________, 2004.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          By Order of the Board of Trustees

                                          /s/ Alvin A. Clay III
                                          ----------------------------------
                                          Alvin A. Clay III
                                          President
                                          Pitcairn Funds

_____________, 2004

                             DIVERSIFIED VALUE FUND
                            DIVERSIFIED GROWTH FUND
                               SELECT VALUE FUND
                               SELECT GROWTH FUND
                                 SMALL CAP FUND
                            FAMILY HERITAGE(R) FUND
                           INTERNATIONAL EQUITY FUND
                               TAXABLE BOND FUND
                              TAX-EXEMPT BOND FUND


                                EACH A SERIES OF
                                 PITCAIRN FUNDS
                         ONE PITCAIRN PLACE, SUITE 3000
                             165 TOWNSHIP LINE ROAD
                         JENKINTOWN, PENNSYLVANIA 19046
                                 1-800-214-6744

                                 --------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on July 21, 2004

                                 --------------

To the Shareholders:

Notice is hereby given that Pitcairn Funds (the "Pitcairn Trust") will hold a special meeting of shareholders of the Diversified Value Fund, Diversified Growth Fund, Select Value Fund, Select Growth Fund, Small Cap Fund, Family Heritage(R) Fund, International Equity Fund, Taxable Bond Fund and Tax-Exempt Bond Fund (the "Pitcairn Funds") at the offices of Pitcairn Investment Management ("Pitcairn") and the Pitcairn Trust, located at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, Pennsylvania 19046 on July 21, 2004, at 10:00 a.m., Eastern Time, as adjourned from time to time (the "Meeting"), for the purposes listed below:

I. To approve a proposed Agreement and Plan of Reorganization, in the form set forth in Appendix A to the attached Proxy Statement, pursuant to which the Pitcairn Funds would be reorganized into newly organized series (each an "Acquiring Fund") of the Constellation Funds (the "Acquiring Trust").

II. To approve an investment advisory agreement with Constellation Investment Management Company, L.P. ("CIMCO") for each Acquiring Fund.

III. To approve an investment sub-advisory agreement between CIMCO and the investment sub-adviser(s) of each Acquiring Fund.

IV. To approve a distribution and shareholder services plan for each Acquiring Fund.

V. To consider and act upon any other business as may properly come before the Meeting.

After careful consideration, the Trustees of the Pitcairn Trust recommend that shareholders vote "FOR" each of proposals I, II III and IV.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Pitcairn Trust's Board of Trustees has fixed the close of business on May 20, 2004 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of a Pitcairn Fund is entitled to one vote, and a proportionate fractional vote for each fractional shares held with respect to each proposal. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Regardless of whether you plan to attend the Meeting in person, please vote your shares.

                                          By Order of the Board of Trustees

                                          /s/ Alvin A. Clay III
                                          ---------------------
                                          Alvin A. Clay III
                                          President

________, 2004

PROMPT EXECU(TION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                             DIVERSIFIED VALUE FUND
                            DIVERSIFIED GROWTH FUND
                               SELECT VALUE FUND
                               SELECT GROWTH FUND
                                 SMALL CAP FUND
                            FAMILY HERITAGE(R) FUND
                           INTERNATIONAL EQUITY FUND
                               TAXABLE BOND FUND
                              TAX-EXEMPT BOND FUND


                                EACH A SERIES OF
                                 PITCAIRN FUNDS
                         ONE PITCAIRN PLACE, SUITE 3000
                             165 TOWNSHIP LINE ROAD
                         JENKINTOWN, PENNSYLVANIA 19046
                                 1-800-214-6744

                                    ___________

                                 PROXY STATEMENT
                                    ___________

                         SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JULY 21, 2004

This proxy statement and the enclosed proxy cards are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of Pitcairn Funds (the "Pitcairn Trust") for use at the special meeting of shareholders of the Diversified Value Fund, Diversified Growth Fund, Select Value Fund, Select Growth Fund, Small Cap Fund, Family Heritage(R) Fund, International Equity Fund, Taxable Bond Fund and Tax-Exempt Bond Fund (each a "Pitcairn Fund" and collectively, the "Pitcairn Funds") to be held at the offices of the Pitcairn Trust, located at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, Pennsylvania 19046 on July 21, 2004, at 10:00 a.m., Eastern Time, as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders of the Pitcairn Funds with respect to the proposals set forth in the accompanying notice. It is anticipated that proxies and proxy statements will first be mailed to shareholders on or about June 1, 2004.

                                  INTRODUCTION

Pitcairn Investment Management ("Pitcairn"), a division of Pitcairn Trust Company ("PTC"), located at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, Pennsylvania 19046, serves as the Pitcairn Funds' investment adviser pursuant to an investment advisory agreement dated August 4, 2000 between PTC and the Pitcairn Trust (the "Current Advisory Agreement"). PTC was established in 1987 as a Pennsylvania trust company and is a state-chartered trust company formed for the purpose of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Pitcairn (or, prior to its formation, PTC) has served as the investment adviser of each Pitcairn Fund since the Pitcairn Funds' inception.

The Pitcairn Trust was formed in August 2000 as part of the plan of PTC to provide its clients with mutual funds as investment vehicles for their personal and trust assets. The Board and Pitcairn have concluded that the Pitcairn Funds' asset growth since their formation has not met expectations, with the result that absent current voluntary waivers by Pitcairn of the fees it is entitled to receive, the Pitcairn Funds would operate with relatively high operating expense ratios. They have further concluded that the prospects for future growth beyond PTC's client base and lower operating expenses are limited under the current management structure of the Pitcairn Trust. After extended consideration of the Pitcairn Funds' prospects and possible alternatives to continued operations of the Pitcairn Funds, upon recommendation of Pitcairn and the management of the Pitcairn Trust, the Board, including all of the Trustees who are not "interested persons" (for regulatory purposes) of the Pitcairn Trust or Pitcairn (the "Independent Trustees"), reviewed and approved a proposed reorganization of the Pitcairn Funds into newly organized series (the "Acquiring Funds") of another investment company, the Constellation Trust (the "Acquiring Trust"), contingent upon shareholder approval of the reorganizations, of the investment advisory and sub-advisory agreements for each Acquiring Fund and a distribution and shareholder service plan for each Acquiring Fund ("Distribution Plan").

On May 5, 2004, the Trustees approved an Agreement and Plan of Reorganization ("Reorganization Plan") on behalf of each of the Pitcairn Funds with the Acquiring Trust, on behalf of each of the Acquiring Funds. The Reorganization Plan contemplates the transfer of all assets of each Pitcairn Fund to a corresponding Acquiring Fund and the assumption by each Acquiring Fund of the liabilities of the respective Pitcairn Fund, in exchange for Class II shares of the corresponding Acquiring Fund, which will then be distributed to shareholders of each Pitcairn Fund (the "Reorganizations"). Accordingly, following completion of the proposed Reorganizations, shareholders of each Pitcairn Fund will own shares of the corresponding Acquiring Fund, as set forth in the chart below:

         PITCAIRN FUND                    CORRESPONDING ACQUIRING FUND

    Diversified Value Fund        Constellation Pitcairn Diversified Value Fund

    Diversified Growth Fund      Constellation Pitcairn Diversified Growth Fund

       Select Value Fund            Constellation Pitcairn Select Value Fund

      Select Growth Fund         Constellation Sands Capital Select Growth Fund

        Small Cap Fund                Constellation Pitcairn Small Cap Fund

    Family Heritage(R)Fund         Constellation Pitcairn Family Heritage Fund

  International Equity Fund          Constellation International Equity Fund

       Taxable Bond Fund            Constellation Pitcairn Taxable Bond Fund

     Tax-Exempt Bond Fund          Constellation Pitcairn Tax-Exempt Bond Fund

Each corresponding Acquiring Fund will have investment objectives, policies and restrictions that are substantially similar to its counterpart Pitcairn Fund, and will have no assets prior to the completion of the proposed Reorganizations.

Constellation Investment Management Company, L.P. ("CIMCO") will serve as the investment adviser of the Acquiring Funds. CIMCO is not affiliated with Pitcairn, or any sub-adviser of a Pitcairn Fund. While the Pitcairn Trust's organizational documents do not require Fund shareholder approval of the proposed Reorganizations, because the proposed transactions would have the effect of changing the service providers, including the investment adviser, and other characteristics of the Pitcairn Funds, the Board approved the proposed Reorganization of each Pitcairn Fund contingent upon receipt of Pitcairn Fund shareholder approval of the Reorganization Plan, the investment advisory agreement between the corresponding Acquiring Fund and CIMCO, the investment sub-advisory agreement(s) for each Acquiring Fund between CIMCO and the Acquiring Fund's relevant sub-adviser(s), and the Distribution Plan for each Acquiring Fund. The Board recommends that the shareholders of each Pitcairn Fund approve the Reorganization Plan, the investment advisory agreement applicable to the Acquiring Trust on behalf of each Acquiring Fund, the investment sub-advisory agreement(s) for each Acquiring Fund, and the Distribution Plan for each Acquiring Fund.

                      KEY POINTS ABOUT THE REORGANIZATIONS

Under the proposed Reorganizations, each Pitcairn Fund's assets and liabilities would be transferred to a new Acquiring Fund that is being created just for this purpose. CIMCO would serve as each Acquiring Fund's investment adviser, subject to the direction of the Acquiring Trust's Board of Trustees. CIMCO, in turn, would hire Pitcairn and the current sub-advisers to the Select Growth Fund and International Equity Fund as sub-advisers to manage the newly organized Acquiring Funds on a day-to-day basis, as described in more detail below. The following points describe certain important aspects of the new arrangements immediately after the Reorganizations take effect.

      o Each corresponding Acquiring Fund will have investment objectives, policies and restrictions that are substantially similar to its counterpart Pitcairn Fund.

      o Each Acquiring Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of each Pitcairn Fund immediately prior to the Reorganizations:

      o Pitcairn sub-advised funds: Pitcairn currently serves as investment adviser and provides day-to-day portfolio management to the Diversified Value Fund, Diversified Growth Fund, Select Value Fund, Small Cap Fund, Family Heritage(R)Fund, Taxable Bond Fund and
            Tax-Exempt Bond Fund. As proposed, Pitcairn will serve as sub-adviser to the newly-formed Constellation Pitcairn Diversified Value Fund, Constellation Pitcairn Diversified Growth Fund, Constellation Pitcairn Select Value Fund, Constellation Pitcairn Small Cap Fund, Constellation Pitcairn Family Heritage(R)Fund, Constellation Pitcairn Taxable Bond Fund and Constellation Pitcairn Tax-Exempt Bond Fund.

      o Select Growth Fund: Sands Capital Management, Inc. ("Sands Capital") currently serves as sub-adviser to the Select Growth Fund. As proposed, Sands Capital will continue to serve as sub-adviser to the Constellation Sands Capital Select Growth Fund.

      o International Equity Fund: Oechsle International Advisors, LLC ("Oechsle"), The Boston Company Asset Management, LLC ("TBCAM") and Brandywine Asset Management, LLC ("Brandywine") currently serve as sub-advisers to the International Equity Fund. As proposed, Oechsle, TBCAM and Brandywine will continue to serve as sub-advisers to the Constellation International Equity Fund.

      o The Reorganizations are designed to be tax-free for federal income tax purposes. Neither the Pitcairn Funds nor the Acquiring Funds are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan.

      o One of the hallmarks of the Acquiring Funds will be the universal employment of "performance fees" for CIMCO and each sub-adviser (except with respect to the Constellation International Equity
            Fund), including Pitcairn. Performance fees are fees that start at a base or "fulcrum" point, and adjust upward or downward depending on the fund's performance (net of fees and expenses) in relation to a specified index of securities ("benchmark"). CIMCO believes that such fees are an important means of aligning its interests and the interests of sub-advisers with those of shareholders. Importantly, the base fee component of each Acquiring Fund's advisory fee is being proposed at the same level as the current investment advisory fee for its corresponding Pitcairn Fund. After one year, the advisory fee will have a performance fee component that could result in higher fees for the Acquiring Funds, but only if the Acquiring Fund's performance (net of fees and expenses) exceeds the Acquiring Fund's benchmark by a pre-determined amount (the "hurdle rate"). The performance-based fees may not have a material impact on the advisory fees paid by an Acquiring Fund due to the level of the applicable hurdle rate.

      o The Distribution Plan provides for payment of substantially the same fees as the existing Shareholder Services Plan and is expected to permit CIDCO to facilitate the distribution of the Acquiring Funds, which could ultimately result in a larger asset base and lower operating expenses.

      o If shareholders approve the Reorganizations, your existing Pitcairn Fund shares will be exchanged for an equivalent dollar and share amount of the corresponding Acquiring Fund's shares. Your account registration and account options will remain the same unless you change them.

      o CIMCO has contractually agreed to limit the operating expenses, other than advisory fees, of each Acquiring Fund for a period of at least three years through

            July 31, 2007. Please see the tables set forth in the discussion of Proposal I concerning the operating expenses of each Acquiring Fund.

                                   PROPOSAL I
                      APPROVAL OF THE REORGANIZATION PLAN

At a meeting of the Trustees of the Pitcairn Trust held on May 5, 2004, the Trustees approved the Reorganization Plan substantially in the form attached to this Proxy Statement as Appendix A, which qualifies in its entirety the following discussion. It was requested that the Reorganization Plan be submitted to shareholders of the Pitcairn Funds. For the reasons set forth below under "Reasons for the Reorganizations," the Trustees of the Pitcairn Trust, including the Independent Trustees, have determined that the Reorganizations are in the best interests of the shareholders of each of the Pitcairn Funds.

The Pitcairn Trust now submits to shareholders of each Pitcairn Fund a proposal to approve the Reorganization Plan. If shareholders approve the proposal, the Trustees and officers of the Pitcairn Trust will execute and implement the Reorganization Plan. If approved, the Reorganizations are expected to take effect on or about the close of business on July 23, 2004, as that date may be adjusted from time to time. If a Reorganization is not completed for any reason with respect to a Pitcairn Fund, the Board will consider various options with respect to that Pitcairn Fund, which may include liquidation and dissolution of the Pitcairn Fund.

SUMMARY OF THE REORGANIZATIONS

The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Pitcairn Funds in exchange for shares of the corresponding Acquiring Funds. Immediately thereafter, the Pitcairn Funds will liquidate and distribute the shares of the Acquiring Funds received in the exchange to their shareholders, and then the Pitcairn Trust will be dissolved.

After the Reorganizations, each shareholder of each Pitcairn Fund will own the same number of shares in the corresponding Acquiring Fund as he or she held as of the close of business on the business day preceding the closing of the Reorganizations. Further, the value of the shares held immediately after the Reorganizations will be the same as it was immediately prior to the consummation of the Reorganizations. Until the Reorganizations, shareholders of the Pitcairn Funds will continue to be able to redeem their shares. Redemption requests received after the Reorganizations will be treated as requests received by the relevant Acquiring Fund for the redemption of the shares received by the shareholder in the Reorganizations.

The Reorganizations are intended to qualify for Federal income tax purposes as tax-free reorganizations under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, none of the Pitcairn Funds nor the Acquiring Funds is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan.

ACQUIRING FUNDS' OPERATING EXPENSES

The following table shows a comparison of the current expenses of each Pitcairn Fund and estimated pro forma expenses of each Acquiring Fund, giving effect to the Reorganizations. Expenses for the Pitcairn Funds do not reflect the voluntary expense limitation arrangement currently in effect, which may be terminated at any time. Pro forma fees, expenses and examples for the Acquiring Funds reflect estimated fees and expenses of the Acquiring Funds after giving effect to the proposed Reorganizations, and after taking into account CIMCO's contractual commitment to limit certain fund operating expenses, not including adviser fees. The management fees shown below for the Acquiring Funds are at the base amounts, and do not reflect any potential adjustment upwards or downwards to reflect payment of any performance/fulcrum fees (additional details about such performance/fulcrum fees are provided herein in the discussion of Proposal II and III).

PITCAIRN FUNDS
                     DIVERSIFIED    DIVERSIFIED    SELECT VALUE    SELECT GROWTH
                     VALUE FUND     GROWTH FUND        FUND            FUND

Management Fees (1)     0.70%          0.70%           0.70%           0.85%
Shareholder
  Service Fees          0.25%          0.25%           0.25%           0.25%
Other Expenses          0.19%          0.21%           0.28%           0.35%
Total Annual
  Operating
  Expenses (2)          1.14%          1.16%           1.23%           1.45%


PRO FORMA ACQUIRING FUNDS

                    CONSTELLATION  CONSTELLATION   CONSTELLATION   CONSTELLATION
                      PITCAIRN       PITCAIRN        PITCAIRN      SANDS CAPITAL
                     DIVERSIFIED    DIVERSIFIED    SELECT VALUE    SELECT GROWTH
                     VALUE FUND     GROWTH FUND        FUND            FUND

Management Fees (3)     0.70%          0.70%           0.70%           0.85%
Shareholder
  Service Fees          0.25%          0.25%           0.25%           0.25%
Other Expenses (4)      0.25%          0.25%           0.30%           0.30%
Total Annual
  Operating
  Expenses (4)          1.20%          1.20%           1.25%           1.40%
Expense Limitation
  (4)                  (0.10%)        (0.10%)         (0.10%)         (0.05%)
Total Annual
  Operating Expenses
  after Expense
  Limitation            1.10%          1.10%           1.15%           1.35%

-------------------
      (1) Pitcairn pays fees to the Pitcairn Funds' subadvisers out of its investment advisory fees.
      (2) The expense items shown above are based on amounts incurred during the fiscal year ended October 31, 2003 and include amounts that would have been incurred absent the expense limitation agreement that was in effect during the year and expired on October 31, 2003. Pitcairn has voluntarily agreed to limit each Pitcairn Fund's expenses (net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses), but may terminate these waivers at any time. Total annual operating expenses after giving effect to these voluntary waivers (based on estimates of securities lending revenue) would be as follows: Diversified Value Fund - 1.00%, Diversified Growth Fund - 1.00%, Select Value Fund - 1.00%, and Select Growth Fund - 1.15%.
      (3) CIMCO will pay fees to the Acquiring Fund's sub-advisers out of its investment advisory fees. Each Acquiring Fund pays a management fee (also called "advisory fee") which may vary depending upon the Acquiring Fund's performance against a benchmark. See the discussion of these fees under "Proposal II."
      (4) CIMCO has contractually agreed to limit the total annual expenses other than advisory fees (net of extraordinary expenses and offset by revenue from securities lending activities) of each Acquiring Fund to 0.40% of the Acquiring Fund's average daily net assets, with respect to the Constellation Pitcairn Diversified Value Fund, and the Constellation Pitcairn Diversified Growth Fund, and to 0.45% for the Constellation Pitcairn Select Value Fund and to 0.50% for the Constellation Sands Capital Select Growth Fund, through
            July 31, 2007. The amounts shown in the table reflect estimates of securities lending revenue for the current year.

(CONTINUED)
PITCAIRN FUNDS

                      SMALL CAP         FAMILY      INTERNATIONAL      TAXABLE      TAX-EXEMPT
                         FUND        HERITAGE(R)     EQUITY FUND      BOND FUND      BOND FUND
                                        FUND
Management Fees (1)     0.70%           0.90%           0.95%           0.40%          0.30%
Shareholder Service     0.25%           0.25%           0.25%           0.25%          0.25%
Fees
Other Expenses          0.22%           0.23%           0.40%           0.32%          0.19%
Total Annual OPerating  1.17%           1.38%           1.60%           0.97%          0.74%
Expenses (2)


PRO FORMA ACQUIRING FUNDS


                     CONSTELLATION  CONSTELLATION   CONSTELLATION   CONSTELLATION  CONSTELLATION
                       PITCAIRN       PITCAIRN      INTERNATIONAL     PITCAIRN        PITCAIRN
                      SMALL CAP        FAMILY        EQUITY FUND       TAXABLE       TAX-EXEMPT
                         FUND         HERITAGE(R)                     BOND FUND      BOND FUND
                                       FUND
Management Fees (3)     0.70%           0.90%           0.95%           0.40%          0.30%
Shareholder             0.25%           0.25%           0.25%           0.25%          0.25%
  Service Fees
Other Expenses (4)      0.25%           0.25%           0.30%           0.30%          0.25%
Total Annual
  Operating
  Expenses (4)          1.20%           1.40%           1.50%           0.95%          0.80%
Expense
  Limitation (4)       (0.06%)         (0.08%)         (0.05%)         (0.02%)         (010%)
Total Annual
  Operating
  Expenses after
  Expense Limitation    1.14%           1.32%           1.45%           0.93%          0.70%

------------------
      (1) Pitcairn pays fees to the Pitcairn Funds' sub-advisers out of its investment advisory fees.
      (2) The expense items shown above are based on amounts incurred during the fiscal year ended October 31, 2003 and include amounts that would have been incurred absent the expense limitation agreement that was in effect during the year and expired on October 31, 2003. Pitcairn has voluntarily agreed to limit each Pitcairn Fund's expenses (net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses), but may terminate these waivers at any time. Total annual operating expenses after giving effect to these voluntary waivers (based on estimates of securities lending revenue) would be as follows: Small Cap Fund - 1.04%, Family Heritage(R) Fund
            - 1.22%, International Equity Fund - 1.30%, Taxable Bond Fund - 0.73% and Tax-Exempt Bond Fund - 0.60%.
      (3) CIMCO will pay fees to the Acquiring Fund's sub-advisers out of its investment advisory fees. Each Acquiring Fund pays a management fee (also called "advisory fee") which may vary depending upon the Acquiring Fund's performance against a benchmark. See the discussion of these fees under "Proposal II."
      (4) CIMCO has contractually agreed to limit the total annual expenses other than advisory fees (net of extraordinary expenses and offset by revenue from securities lending activities) of each Acquiring Fund to 0.40% of the Acquiring Fund's average daily net assets with respect to the Constellation Pitcairn Small Cap Fund, and the Constellation Pitcairn Family Heritage(R) Fund, 0.50% with respect to the Constellation International Equity Fund, and the
            Constellation Pitcairn Taxable Bond Fund, and 0.40% for the Constellation Pitcairn Tax-Exempt Bond Fund, through July 31, 2007. The amounts shown in the table reflect estimates of securities lending revenue for the current year.

Example. This example is intended to help you compare the cost of investing in the Pitcairn Funds and in the Acquiring Funds on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Pitcairn Fund and in the relevant Acquiring Fund after the Reorganizations for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same as currently shown in the above-tables. The same assumptions apply in the case of the Acquiring Funds. The 5% return is an assumption and is not intended to portray past or future investment results. The example assumes termination of the voluntary expense caps for the Pitcairn Funds (for all periods shown) and implementation of the contractual expense caps for the Acquiring Funds for the first three years. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.

PITCAIRN FUNDS

                                                1 YEAR      3 YEARS     5 YEARS     10 YEARS
Diversified Value Fund                          $116        $356        $628        $1,386

Diversified Growth Fund                         $118        $368        $638        $1,409

Select Value Fund                               $125        $390        $676        $1,489

Select Growth Fund                              $148        $459        $792        $1,735

Small Cap Fund                                  $119        $372        $644        $1,420

Family Heritage(R)Fund                          $140        $437        $755        $1,657

International Equity Fund                       $163        $505        $871        $1,900

Taxable Bond Fund                               $ 99        $309        $536        $1,190

Tax-Exempt Bond Fund                            $ 76        $237        $411        $  918


PRO FORMA ACQUIRING FUNDS                       1 YEAR      3 YEARS     5 YEARS     10 YEARS
Constellation Pitcairn Diversified Value Fund   $112        $350        $629        $1,426

Constellation Pitcairn Diversified Growth Fund  $112        $350        $629        $1,426

Constellation Pitcairn Select Value Fund        $117        $365        $656        $1,483

Constellation Sands Capital Select Growth Fund  $137        $428        $751        $1,666

Constellation Pitcairn Small Cap Fund           $116        $362        $641        $1,438

Constellation Pitcairn Family Heritage(R) Fund  $134        $418        $742        $1,658

Constellation International Equity Fund         $148        $459        $815        $1,818

Constellation Pitcairn Taxable Bond Fund        $ 95        $296        $519        $1,162

Constellation Pitcairn Tax-Exempt Bond Fund     $ 72        $224        $413        $  960


NEW BOARD OF TRUSTEES

The Investment Company Act of 1940 ("1940 Act") generally requires that shareholders of mutual funds such as the Pitcairn Funds and the Acquiring Funds elect the fund's trustees. If shareholders approve the Reorganization Plan, and the Reorganizations take effect, they will become shareholders of the Acquiring Trust, which will have its own Board of Trustees (the "Acquiring Trustees," or the "Acquiring Board"). Information about the persons who will serve as Acquiring Trustees is provided below.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING TRUST

The Pitcairn Trust and the Acquiring Trust are both organized as Delaware statutory trusts. As a consequence, the Acquiring Trust and its shareholders benefit from the same advantages the Delaware Statutory Trust Act (the "Delaware Act") offers investment companies as the Pitcairn Trust and its shareholders. Investment companies formed as Delaware statutory trusts under the Delaware Act are granted a significant amount of operational flexibility, resulting in efficiencies of operation. For example, the shareholders and trustees of a Delaware statutory trust are not liable for obligations of the trust. Similarly, no series of a Delaware statutory trust is liable for the debts of another series. The Delaware Act allows management of an investment company to take various actions without requiring shareholder approval, if permitted by the trust document. The Delaware Act also permits any amendment to the trust's governing instrument without the need for a state filing, which reduces administrative burdens and costs.

Your Pitcairn Fund's Investment Objectives and Policies will stay the same. Each Acquiring Fund's investment objectives and principal investment strategies will be substantially similar to the investment objectives and principal investment strategies of the corresponding Pitcairn Fund. A detailed description of each Pitcairn Fund's investment objective and principal investment strategies is found in the Pitcairn Funds' Prospectus dated February 28, 2004, a copy of which has been furnished to shareholders.

Information about the Acquiring Board and the Acquiring Trust's Officers. The individuals listed below will serve as the Acquiring Trustees. The chart below also includes the Acquiring Trust's proposed officers.

----------------------------------------------------------------------------------------------
      NAME AND AGE       POSITION(S) HELD WITH    TERM OF OFFICE AND   PRINCIPAL OCCUPATIONS
                          ACQUIRING TRUST AND   LENGTH OF TIME SERVED   DURING PAST 5 YEARS
                            NUMBER OF SERIES
                            OVERSEEN BY THE
                                TRUSTEE
----------------------------------------------------------------------------------------------
TRUSTEES
----------------------------------------------------------------------------------------------
*John H. Grady           Interested Trustee;    N/A; Less than 1 year  President and Chief
(DOB 6/1/1961            President; 14                                 Executive Officer of
                                                                       Constellation
                                                                       Investment Management
                                                                       Company, LP (an
                                                                       investment adviser)
                                                                       since March 2004; EVP
                                                                       and Secretary of
                                                                       Alpha Select Funds
                                                                       trust from 2001 to
                                                                       2003; previously,
                                                                       General Counsel, and
                                                                       Chief Legal Officer,
                                                                       Turner Investment
                                                                       Partners, Inc. (an
                                                                       investment adviser)
                                                                       from 2001 to 2003;
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                       President, Chief
                                                                       Operating Officer,
                                                                       Turner Investment
                                                                       Distributors, Inc. (a
                                                                       broker-dealer) since
                                                                       Sept. 2001;
                                                                       previously, Partner,
                                                                       Morgan Lewis &
                                                                       Bockius (a law
                                                                       firm)(from Oct. 1995
                                                                       to Jan. 2001)
----------------------------------------------------------------------------------------------
Alfred C. Salvato        Independent Trustee;   N/A Since Trust's      Treasurer, Thomas
DOB 1/9/1958             14                     inception              Jefferson University
                                                                       since 1995 and
                                                                       Assistant Treasurer,
                                                                       1988-1995.
----------------------------------------------------------------------------------------------
Ronald W. Filante        Independent Trustee;   N/A; Since Trust's     Associate Professor
DOB 11/19/1945           14                     inception              of Finance, Pace
                                                                       University since 1987
----------------------------------------------------------------------------------------------
Janet F. Sansone         Independent Trustee;   N/A; Less than 1 year  Executive Director,
DOB 8/11/1945            14                                            JFS Consulting;
                                                                       Consultant since
                                                                       1999; previously
                                                                       Senior Vice President
                                                                       of Human Resources of
                                                                       Frontier Corporation
                                                                       (telecommunications
                                                                       company), 1993-1999)
----------------------------------------------------------------------------------------------
**
----------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------
John Canning             Vice President and     N/A; Less than 1 year  Vice President and
DOB 11/15/1970           Assistant Secretary                           Managing Director,
                                                                       Fund Administration
                                                                       of Constellation
                                                                       Investment Management
                                                                       Company, LP since
                                                                       2004; previously,
                                                                       Assistant Director of
                                                                       Mutual Fund
                                                                       Administration and
                                                                       Operations,
                                                                       Sub-Advisory
                                                                       Institutional Service
                                                                       Product Manager,
                                                                       Turner Investment
                                                                       Partners, Inc.
                                                                       (investment
                                                                       management company),
                                                                       2000-2004;
                                                                       previously, Portfolio
                                                                       Implementation
                                                                       Analyst, SEI
                                                                       Investments
                                                                       (investment
                                                                       management company),
                                                                       1998-2000; Transfer
                                                                       Agent Manager,
                                                                       Pilgrim Baxter and
                                                                       Associates (an
                                                                       investment adviser),
                                                                       1998;.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Antoinette C. Robbins    Vice President         N/A; Less than 1 year  Vice President and
DOB 3/23/1963                                                          Director of
                                                                       Compliance of
                                                                       Constellation
                                                                       Investment Management
                                                                       Company, LP since
                                                                       2004; previously,
                                                                       Director of
                                                                       Compliance, Turner
                                                                       Investment Partners,
                                                                       Inc. (investment
                                                                       management company),
                                                                       2002-2004;
                                                                       previously, Senior
                                                                       Gift Planning
                                                                       Officer, American
                                                                       Civil Liberties
                                                                       Union, 2001-2002;
                                                                       Assistant Vice
                                                                       President and
                                                                       Counsel, Equitable
                                                                       Life Assurance
                                                                       Society of the United
                                                                       States.
----------------------------------------------------------------------------------------------
Saeed Franklin           Vice President         N/A; Less than 1 year  Vice President, Fund
DOB 8/1/1975                                                           Administration of
                                                                       Constellation
                                                                       Investment Management
                                                                       Company, LP since
                                                                       March 2004;
                                                                       previously,
                                                                       Performance Analyst,
                                                                       Turner investment
                                                                       Partners, Inc., March
                                                                       2003 to March 2004;
                                                                       Performance Analyst,
                                                                       ING Variable
                                                                       Annuities (an
                                                                       insurance company),
                                                                       Jan. 2001 to March
                                                                       2003; Senior Fund
                                                                       Accountant, Bank of
                                                                       New York (an
                                                                       investment bank),
                                                                       Nov. 1999 to Jan.
                                                                       2001; Fund
                                                                       Accountant, PFPC Inc.
                                                                       (an investment
                                                                       management company),
                                                                       Sept. 1997 to Nov.
                                                                       1999.
----------------------------------------------------------------------------------------------
Rami Livelsberger        Vice President and     N/A; Less than 1 year  Vice President, Fund
DOB 11/14/1974           Assistant Secretary                           Governance of
                                                                       Constellation
                                                                       Investment Management
                                                                       Company, LP since
                                                                       2004; previously,
                                                                       Compliance Officer,
                                                                       Legal Assistant,
                                                                       Turner Investments
                                                                       Partners, Inc.
                                                                       (investment
                                                                       management company),
                                                                       2001-2004, Legal
                                                                       Assistant, Morgan
                                                                       Lewis & Bockius, LLP.
                                                                       (law firm), 1999-2001.
----------------------------------------------------------------------------------------------
Peter Golden             Controller and Chief   N/A; 2 years           Director of Fund
DOB 6/27/1964            Financial Officer                             Accounting of SEI
                                                                       Investments since
                                                                       June 2001;
                                                                       previously, Vice
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                       President of Fund
                                                                       Administration, J.P.
                                                                       Morgan Chase & Co.
                                                                       (an investment bank)
                                                                       from March 2000-April
                                                                       2001; Vice President,
                                                                       Fund and Pension
                                                                       Accounting, June
                                                                       1997-March 2000 Brown
                                                                       Brothers Harriman (an
                                                                       investment bank), May
                                                                       1993-June 1997.
----------------------------------------------------------------------------------------------
Lydia A. Gavalis         Vice President and     N/A; 4 years           Vice President and
DOB 6/5/1964             Assistant Secretary                           Assistant Secretary
                                                                       of SEI Investments
                                                                       since 1999; Assistant
                                                                       General Counsel and
                                                                       Director of
                                                                       Arbitration,
                                                                       Philadelphia Stock
                                                                       Exchange (stock
                                                                       exchange), 1989-1998.
----------------------------------------------------------------------------------------------
William E. Zitelli, Jr.  Vice President and     N/A; 3 years           Vice President and
DOB 6/14/1968            Assistant Secretary                           Assistant Secretary
                                                                       of SEI Investments
                                                                       since 2000; Vice
                                                                       President, Merrill
                                                                       Lynch & Co. Asset
                                                                       Management Group (an
                                                                       investment bank),
                                                                       1998-2000; Associate,
                                                                       Pepper Hamilton LLP
                                                                       (law firm),
                                                                       1997-1998.
----------------------------------------------------------------------------------------------
Timothy D. Barto         Vice President and     N/A; 3 years           Vice President and
DOB 3/28/1968            Assistant Secretary                           Assistant Secretary
                                                                       of SEI Investments
                                                                       since 1999;
                                                                       previously,
                                                                       Associate, Dechert
                                                                       Price & Rhoads (a law
                                                                       firm), 1997-1999.
----------------------------------------------------------------------------------------------
Christine M. McCullough  Vice President and     N/A; 3 years           Vice President and
12/2/1960                Assistant Secretary                           Assistant Secretary
                                                                       of SEI Investments
                                                                       since 1999;
                                                                       previously,
                                                                       Associate, White &
                                                                       Williams LLP (a law
                                                                       firm), 1991-1999;
                                                                       Associate at
                                                                       Montgomery McCracken,
                                                                       Walker & Rhoads (law
                                                                       firm), 1990-1991.
----------------------------------------------------------------------------------------------

* Mr. Grady is an "interested person" (as that term is defined n the 1940 Act") of the Acquiring Trust due to his association with CIMCO.

** The Independent Trustees of the Acquiring Trust may nominate one of the Independent Trustees of the Pitcairn Funds to serve as an Independent Trustee of the Acquiring Trust. Such appointment would be subject to the approval and consummation of the Reorganization Plan.

DESCRIPTION OF STANDING COMMITTEES.

The Pitcairn Trust has the following committees: Audit, Executive, Nominating and Compensation, Proxy Voting and Valuation, all as described below.

The Audit Committee (i) oversees the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (iii) acts as a liaison between the Trust's independent auditors and the full Board of Trustees.

The Executive Committee functions to act for the entire Board between regularly scheduled meetings with such actions to be ratified at the next meeting of the full Board.

The Nominating and Compensation Committee is comprised exclusively of Independent Trustees and functions to nominate candidates for Trustee positions, as necessary, to fill vacancies on the Board. The Nominating and Compensation Committee consider nominees recommended by shareholders, if such recommendations are submitted in writing and addressed to the committee at the office of the Trust.

The Proxy Committee provides consent or direction to Pitcairn in voting proxies where Pitcairn determines that voting in accordance with the recommendation of its third party proxy service is not in the best interests of the Fund, and where Pitcairn has determined that the vote involves a material conflict of interest between the interests of Pitcairn or PTC and the Fund.

The Valuation Committee conducts telephonic meetings when security valuation issues arise under the Trust's Pricing Procedures, including but not limited to fair value determinations.

In comparison, the Acquiring Trust's Board has established an Audit Committee, which is comprised of Mr. Filante and Mr. Salvato, each of whom is an Independent Trustee of the Acquiring Trust, and a Fair Value Pricing Committee, which includes Mr. Salvato. The Acquiring Board may create other committees in the future.

The Acquiring Trust's Audit Committee assists the Acquiring Board in fulfilling its duties relating to the Acquiring Trust's accounting and financial reporting practices, and also serves as a direct line of communication between the Acquiring Board and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Acquiring Trust's procedures for internal auditing, and reviewing the Acquiring Trust's system of internal accounting controls. The independent Acquiring Trustees receive a fee of $1,500 per Audit Committee meeting attended, with the Chairperson receiving a fee of $1,000 per meeting.

The Acquiring Board is generally responsible for the nomination of persons for election to the Acquiring Board, with the selection and nomination of the Acquiring Trustees who are not "interested persons" of the Acquiring Trust committed to the discretion of the independent Acquiring Trustees. The Acquiring Trust does not currently have a standing nominating committee or committee performing similar functions. The Acquiring Board does not believe that is necessary to have a separate nominating committee at this time, given the size of the Acquiring Trust, the size of the Acquiring Board, and the fact that the majority of the members of the Acquiring Board are independent trustees. The Acquiring Board will, however, consider establishing a nominating committee in the future. If the Acquiring Board establishes a nominating committee, it would determine whether to, among other things, prepare a written charter for the committee, identify the process to be followed by the committee in identifying and evaluating nominees (including those recommended by shareholders), specify minimum qualifications for any committee-recommended nominees, and establish a process for shareholders to send communications to the Acquiring Board.

Each Independent Trustee of the Pitcairn Trust receives an annual retainer of $10,000 payable quarterly (with the lead independent Trustee receiving an additional payment of $2,500 per year, payable quarterly). In addition, Independent Trustees receive $2,000 for each regular or special in person board meeting and $250 for any special board meeting held by telephone. The Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. Members of the Pitcairn Trust's audit committee receive $750 for each meeting of the committee. The Pitcairn Trust does not offer any retirement benefits for its Independent Trustees.

By comparison, each Acquiring Trustee receives an annual retainer of $20,000 payable quarterly, with $2,500 paid to the Lead Trustee per meeting. In addition, Independent Trustees on the Acquiring Board receive $1,500 for each additional regular or special in person board meeting and $1,000 for any special board meeting held by telephone where a vote is taken. The Acquiring Trustees will consider increasing these fees as assets in the Acquiring Trust increase, or as a result of transactions such as the Reorganizations. Acquiring Trustees also are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings, and the Acquiring Trust does not offer any retirement benefits for its Independent Trustees.

The Pitcairn Trust does not compensate the Trustees who are officers or employees of Pitcairn (i.e., "interested" Trustees). However, Pitcairn compensates these Trustees in their capacity as officers or employees of Pitcairn. Similarly, the Acquiring Trust's interested trustees will receive no compensation from the Acquiring Trust for their service in that capacity. However, these trustees will be paid in their roles as officers or directors of CIMCO.

Auditors

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serve as independent auditors to the Pitcairn Trust, and as such, perform audits of each Pitcairn Fund's financial statements. Ernst & Young LLP, located at 2001 Market Street, Philadelphia, Pennsylvania 19103, serve as independent auditors to the Acquiring Trust, and as such, perform audits of each Acquiring Fund's financial statements. The change of independent auditors is not expected to result in a difference in the quality of auditing services rendered to the Pitcairn

Funds upon consummation of the Reorganizations.

Comparison  of  Purchases,   Redemptions  and  Exchanges.  The  following  table
highlights redemption and exchange features of the Pitcairn Funds compared to those of the Acquiring Funds.

 PURCHASE, REDEMPTION AND         PITCAIRN FUNDS            ACQUIRING FUNDS
     EXCHANGE FEATURES

Purchases                   Through Pitcairn Trust     All Funds will be
                            Company or other           available for purchase
                            intermediary (for the      through Pitcairn Trust
                            Select Growth Fund); such  Company or other
                            intermediary may purchase  intermediary; such
                            shares by telephone,       intermediary may
                            internet, mail, wire or    purchase shares by
                            make systematic            telephone, internet,
                            investments on behalf of   mail, wire or make
                            its client/shareholders    systematic investments
                                                       on behalf of its
                                                       client/shareholders
Redemptions                 Through Pitcairn Trust     All Funds can be sold
                            Company or other           through Pitcairn Trust
                            intermediary (for the      Company or other
                            Select Growth Fund); such  intermediary; such
                            intermediary may purchase  intermediary may
                            shares by telephone,       purchase shares by
                            internet, mail, wire or    telephone, internet,
                            make systematic            mail, wire or make
                            withdrawals on behalf of   systematic withdrawals
                            its client/shareholders    on behalf of its
                                                       client/shareholders
Exchanges                   With other Pitcairn Funds  With other Funds in the
                            - through Pitcairn Trust   Constellation Funds
                            Company                    family, including the
                             For its clients, by mail  Acquiring Funds, -
                            or telephone               through Pitcairn Trust
                                                       Company or other
                                                       intermediary (for the
                                                       Constellation Sands
                                                       Capital Select Growth
                                                       Fund); by mail or
                                                       telephone

To the extent shares of any Fund or Acquiring Fund are acquired through Pitcairn Trust Company or another intermediary, such as Charles Schwab & Co., for the benefit of clients, the intermediary submits transactions to the Fund or Acquiring Fund on behalf of such clients/shareholders. The intermediary may transact orders with the fund or the fund's transfer agent by any means established by the fund, which may include use of the telephone, Internet, mail or wires. The intermediary may process systematic purchases or withdrawals on behalf of clients.

Persons cannot purchase, or redeem shares of any of the Pitcairn Funds unless they are clients of Pitcairn Trust Company or of another approved intermediary. Only clients of Pitcairn Trust Company may exchange shares of any of the Pitcairn Funds. In contrast, persons may purchase, redeem or exchange shares of the Constellation Funds directly with the Acquiring Fund (after the Reorganization), and do not need the services of an intermediary. The Constellation Funds maintains a website, (www.constellationfundsgroup.com), and persons wishing to buy shares directly from the Acquiring Fund may do so initially by telephone, mail or wire, and subsequent transactions may be done via the internet through use of the Acquiring Fund's website.

Comparison of Certain Service Providers. The primary service providers for the Pitcairn Funds and the Acquiring Funds, other than their investment advisers, are set forth below (a comparison of the investment advisers is provided herein in the discussion of Proposals II and III):

                                  PITCAIRN FUNDS             ACQUIRING FUNDS

Administrator               SEI Investments Global      CIMCO
                            Funds Services
Sub Administrator           None                        SEI Investments Global
                                                        Funds Services
Distributor                 SEI Investments             CIDCO
                            Distribution Co.
Sub-distributor
                            Constellation Investment
                            Distribution Company

Transfer Agent              State Street Bank & Trust   DST Systems Inc.
Custodian                   The Northern Trust Company  PFPC Trust Company*

* It is contemplated that The Northern Trust Company may serve as Custodian to the Constellation International Equity Fund.
SEI Investments Global Funds Services and SEI Investments Distribution Co. are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.
CIMCO and CIDCO are located at 1205 Westlakes Drive, Berwyn, Pennsylvania 19312.

Calculating Net Asset Value. Each Pitcairn Fund calculates its net asset value per share ("NAV") once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern
Time). The Acquiring Funds will calculate their NAV at the same time.

Distribution Schedule. Each Acquiring Fund will have the same dividend and distribution policy as the corresponding Fund. After the Reorganizations, Fund shareholders who have elected to have dividends and distributions reinvested in shares of the Funds will have dividends and distributions reinvested in the Acquiring Funds.

EXPENSES OF THE REORGANIZATIONS

Pitcairn and CIMCO, and not the Pitcairn Funds, will bear the expenses of the Reorganizations. Pitcairn and CIMCO will each bear half of the expenses of the Reorganizations, exclusive of counsel fees incurred by independent trustees of each Trust, which will be borne solely by Pitcairn and CIMCO, respectively.

ARRANGEMENTS BETWEEN PITCAIRN AND CIMCO.

By contract, CIMCO has agreed to pay Pitcairn deferred payments based on the value of the net assets of the International Equity and Select Growth Funds (measured, as further adjusted, as of the date of the Reorganizations). These payments would be paid by CIMCO to Pitcairn from its own resources, and not from fund assets, and would be payable for a period of four years from the consummation of the Reorganizations of these two funds as follows:

Constellation Sands Capital Select      0.40%  on the amount  of net  assets  in
Growth Fund                             the  Fund at the  date of  the  Proposed
                                        Reorganization plus $50);
                                        0.10% on amount of net assets in excess of the amount above (current net assets in the corresponding Pitcairn Fund are approximately $81)

Constellation International Equity      0.20%  on the  amount of net  assets  in
Fund                                    the  Fund  at the  date of  the Proposed
                                        Reorganization;
                                        0.10% on amount of all net assets in excess of the amount above; (current net assets in the corresponding Pitcairn
                                        Fund are approximately $107)

In addition CIMCO has pledged to Pitcairn the following:

      o CIMCO will not propose to terminate Pitcairn as a sub-adviser to any Acquiring Funds (including by means of a merger or further reorganization of an Acquiring Fund) for a period of four years after the Reorganizations, unless an order is entered against Pitcairn that prevents it from serving as an investment adviser; formal enforcement proceedings are initiated against PIM or any of its affiliates that appears likely to result in a significant fine or censure; Pitcairn or any of its affiliates becomes insolvent; or the investment performance of any Acquiring Fund for which Pitcairn serves as a sub-adviser is in the bottom quartile of a mutually agreed upon peer group for each of four consecutive calendar quarters.

      o CIMCO will propose to the Board of the Acquiring Trust that an Independent Trustee of the Pitcairn Trust be considered as a candidate to serve as an additional member on the board of trustees of the Acquiring Trust.


      o CIMCO will pay for half the costs of the Reorganizations, exclusive of counsel fees for the Independent Trustees of the Pitcairn Trust, which will be borne by PIM.

      o CIMCO will initiate discussions with Clover Capital Management, Inc., the sub-adviser to the Constellation Clover Core Fixed Income Fund (the "Clover Fund") and will propose the further reorganization of the Constellation Pitcairn Taxable Bond Fund into the Clover Fund, with PIM managing no less than half of the combined fund's assets.

      o     CIMCO  will   consider   creating  an   additional   series  of  the
            Constellation Funds, to be called the Constellation Pitcairn Mid Cap Fund, with PIM managing the assets of this new series.

      o CIMCO will arrange with PIM for the sharing of costs associated with listing of the Pitcairn Funds on various Fund "supermarkets" as needed to expand the potential distribution of Acquiring Fund shares. To that end, PIM has agreed to pay to CIMCO, out of PIM's legitimate profits and resources, an amount equal to 0.05% (5 basis points) on the average monthly net asset value of shares of those Constellation Funds sub-advised by PIM that are held through financial intermediaries that assess fees of 0.40% (40 basis points) on assets held by them for the benefit of their customers and clients. PIM has agreed to further discussions with CIMCO with respect to payments to CIMCO on shares of such funds held by or through financial intermediaries that assess a lower fee than 0.40%.

Section 15(f) of the 1940 Act provides that an investment adviser (such as Pitcairn) to a registered investment company (such as the Pitcairn Trust) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in a assignment of an advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors/trustees of the investment company cannot be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable to the transaction. The Board has been advised by Pitcairn and CIMCO that they are not aware of any circumstances arising from the Reorganizations that might result in an unfair burden being imposed on the Acquiring Trust or the Acquiring Funds. With respect to the other condition, CIMCO will cause the Acquiring Trust to comply with the requirements of Section 15(f) and will assure that after the Reorganizations, at least 75% of the Board of Trustees of the Acquiring Trust are not "interested persons" for the applicable periods following completion of the Reorganizations.

ARRANGEMENTS BETWEEN PITCAIRN AND THE INDEPENDENT TRUSTEES

Currently, the Independent Trustees are insured under a joint directors' and officers' liability policy (and a stand-alone excess policy) maintained by the Pitcairn Trust for their benefit. The insurance policies expire on August 19, 2004, and PTC has agreed, by contract, to indemnify the Independent Trustees for claims made against them during the one-year period following the Reorganizations, up to an aggregate limit of $5 million. PTC may arrange for "tail" insurance coverage, which would satisfy its indemnification obligation.

EVALUATION BY THE BOARD

At a meeting of the Pitcairn Trust's Board held on May 5, 2004, the Board of Trustees, including the Independent Trustees, approved the submission of the Reorganization Plan to shareholders for their approval and recommend approval of the Reorganization Plan. The Trustees determined that the Reorganizations are in the Pitcairn Funds' best interest.

In determining whether it was appropriate to recommend approval by shareholders, the Board requested information, provided by Pitcairn, CIMCO and the Acquiring Trust, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information. The Trustees recommended that shareholders approve the Reorganization Plan on the basis of the following considerations, among others:

      o that no dilution with respect to the shareholders of the Pitcairn Funds will result from the Reorganizations;

      o the Acquiring Funds will have investment objectives, policies and restrictions that are substantially similar to its counterpart fund of the Pitcairn Funds;

      o Pitcairn or the existing sub-adviser of a Pitcairn Fund will, in each case, serve as a sub-adviser to each of the corresponding Acquiring Fund, which will provide continuity of the investment advisory personnel who provide portfolio management services;

      o the Reorganizations will be effected on a tax-free basis for federal income tax purposes;

      o the investment advisory fees to be charged to the Acquiring Funds by CIMCO will be performance-based: the base fee will be no greater than the current investment advisory fee charged by Pitcairn and additionally, there will be a fulcrum fee/performance fee that will either increase or decrease that fee depending upon how the Acquiring Fund performs (on a net basis) relative to its benchmark;

      o CIMCO has agreed that it will comply with the terms of Section 15(f) of the 1940 Act;

      o the Pitcairn Fund's shareholders will, upon consummation of the proposed Reorganizations, be part of a large, 25 fund family which is expected to have over $2 billion in assets, and with its focus on distribution through a variety of platforms (including "fund supermarkets," CIMCO anticipates that the Pitcairn Fund shareholders may enjoy lower investment expenses to the extent that economies of scale can be achieved;

      o Constellation and CIMCO have retained a management team experienced in the operation of mutual funds that will operate the business of the Pitcairn Funds and have elected an experienced board of trustees;

      o CIMCO and Pitcairn have each agreed to bear one-half of the costs associated with the Reorganizations, including the legal expenses of the Independent Trustees incurred in connection with the Reorganizations;

      o with narrow exceptions, CIMCO has agreed not to recommend the termination of the services of Pitcairn and the other sub-advisers for a four year period following the Reorganizations;

      o CIMCO has agreed to contractually cap the "other expenses" of each of the Acquiring Funds for a period of three years following the Reorganizations so that the expenses of the Acquiring Funds do not exceed those expenses of the Pitcairn Fund had there been no cap;

      o the fees to be paid by the Acquiring Funds pursuant to the Distribution Plan will not exceed the existing shareholder servicing fee currently paid by the Pitcairn Funds to Pitcairn;

      o the proposed service providers for the Acquiring Funds each enjoy a favorable reputation throughout the mutual fund industry for the services they will be providing the Acquiring Funds;

      o Constellation is organized as a Delaware statutory trust, thereby allowing Constellation to have the same advantages of operation as the Trust;

      o the Acquiring Funds have the same purchase, redemption and exchange features as the Pitcairn Funds, except that they will offer the shareholders of the Acquiring Funds the opportunity to select among a wider universe of funds than currently offered the Pitcairn Funds' shareholders;

      o CIMCO's proposed process of sub-adviser selection, monitoring and management process; and

      o     the comparison of proposed fees to those of comparable funds

In reaching its decision to recommend approval of the Reorganization Plan, the Board did not identify any single factor as being of paramount importance. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board voted to recommend approval of the Reorganization Plan by the Pitcairn Funds' shareholders.

THE  TRUSTEES,   INCLUDING  THE   INDEPENDENT   TRUSTEES,   RECOMMEND  THAT  THE
SHAREHOLDERS APPROVE THE REORGANIZATION PLAN. UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL II
                           APPROVAL OF NEW INVESTMENT
                               ADVISORY AGREEMENT

THE PITCAIRN FUNDS' CURRENT ADVISORY AGREEMENT

Pitcairn (or prior to its formation, PTC) has served as the Pitcairn Funds' investment adviser pursuant to the Current Advisory Agreement since the inception of the Pitcairn Funds in 2000, and the agreement was approved, with respect to each Pitcairn Fund, by PTC, as the sole initial shareholder on August 2, 2000. The Current Advisory Agreement was last approved for continuance, with respect to each Pitcairn Fund, by the Board, including a majority of the Independent Trustees, on July 28, 2003.

Under the terms of the Current Advisory Agreement, Pitcairn is responsible for providing or procuring investment advisory services on behalf of each Pitcairn Fund, as well as the general management of each Pitcairn Fund. Pitcairn is obligated to manage the Pitcairn Funds in accordance with the applicable policies of the Pitcairn Trust and each Pitcairn Fund. Consistent with the requirements of the 1940 Act, the Current Advisory Agreement provides that Pitcairn shall not be protected against any liability to the Pitcairn Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The Current Advisory Agreement is terminable at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the particular Pitcairn Fund, or by Pitcairn. The Current Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Investment Advisory Fees. Each Pitcairn Fund pays Pitcairn investment advisory fees which are computed daily and paid monthly at the following annual rates for each Pitcairn Fund (calculated as a percentage of the particular Pitcairn Fund's average daily net assets):

                    PITCAIRN FUND       INVESTMENT ADVISORY FEE

              Diversified Value Fund             0.70%

              Diversified Growth Fund            0.70%

              Select Value Fund                  0.70%

              Select Growth Fund                 0.85%

              Small Cap Fund                     0.70%

              Family Heritage(R)Fund             0.90%

              International Equity Fund          0.95%

              Taxable Bond Fund                  0.40%

              Tax-Exempt Bond Fund               0.30%

Pitcairn may periodically waive all or a portion of its advisory fee to limit a Pitcairn Fund's total operating expenses. For the fiscal year ended October 31, 2003, Pitcairn received the following aggregate advisory fees:

                FUND              GROSS FEES   FEES WAIVED    NET FEES


      Diversified Value Fund       $878,420     $(165,747)    $712,673

      Diversified Growth Fund      $586,607     $(125,125)    $461,482

      Select Value Fund            $340,629     $(106,492)    $234,137

      Select Growth Fund           $307,879     $(102,912)    $204,967

      Small Cap Fund               $512,637     $( 52,270)    $460,367

      Family Heritage(R)Fund       $594,819     $(100,922)    $493,897

      International Equity Fund    $787,484     $(254,090)    $533,394

      Taxable Bond Fund            $156,715     $( 97,083)    $ 59,632

      Tax-Exempt Bond Fund         $343,789     $(159,640)    $184,149


Manager of Managers Structure. The Pitcairn Trust has obtained from the Securities and Exchange Commission ("SEC") an order permitting the Pitcairn Funds to be managed under a "manager of managers" structure. Pitcairn, subject to the supervision and approval of the Board, is permitted to hire, terminate or replace investment sub-advisers for each of the Pitcairn Funds without shareholder approval. However, if Pitcairn hires a new sub-adviser for any of the Pitcairn Funds, Pitcairn must provide written information concerning the new sub-adviser to shareholders of the relevant Pitcairn Fund. The purpose of the "manager of managers" structure is to give Pitcairn the maximum flexibility with respect to the management of the Pitcairn Funds, and to permit Pitcairn and the Board of Trustees to quickly react to poor investment performance by an investment sub-adviser or other service issues at less cost to shareholders.

Sub-Advisory Arrangements. Pitcairn has retained investment sub-advisers for the Select Growth and International Equity Fund. Additional information about these arrangements is provided in the discussion of Proposal III in this Proxy Statement.

THE ACQUIRING FUNDS' INVESTMENT MANAGEMENT ARRANGEMENT

Information about CIMCO. CIMCO, an SEC-registered investment adviser, located at 1205 Westlakes Drive, Berwyn, Pennsylvania 19312, serves as the investment adviser to the Acquiring Trust and each of the Acquiring Funds. CIMCO (formerly known as Concentrated Capital Management L.P.) was formed on or about September 1, 2000 as a Pennsylvania limited partnership. CIMCO was recapitalized and underwent a change of control as of March 1, 2004. Constellation Holdings LLC (formerly CCM Holdings, Inc.) is the general partner of CIMCO. As the general partner, Constellation Holdings LLC controls CIMCO. Constellation Holdings LLC is a sole member limited liability company controlled by John H. Grady, the President and Chief Executive Officer of CIMCO. The limited partners of CIMCO are Constellation Holdings II, L.P. and the Emerging Growth Equities Investors Group. CIMCO, subject to the supervision and approval of the Board, is permitted to hire, terminate or replace investment sub-advisers for each of the Acquiring Funds without shareholder approval. CIMCO also ensures compliance with the Funds' investment policies and guidelines. The name, address and principal occupation of the principal executive officer and each partner of CIMCO are set forth in Appendix E. As of May 10, 2004, CIMCO had approximately $1.3 billion of assets under management.

Appendix E also includes the name of each board member and officer Acquiring Trust who has an interest in CIMCO or a control affiliate(s) and describes the nature of the interest. No board member or officer of the Pitcairn Trust has any ownership interest in CIMCO or a control affiliate(s).

There have been no transactions between a director of the Pitcairn Trust and CIMCO (or an affiliate of CIMCO) since October 31, 2003..

The New Advisory Agreement. The proposed investment advisory arrangement between the Acquiring Trust, on behalf of each Acquiring Fund, and CIMCO (the "New Advisory Agreement"), a form of which is attached as Appendix B, is comparable to the Current Advisory Agreement except for the parties to the agreement and the investment advisory fees to be received by CIMCO thereunder. Under the New Advisory Agreement, CIMCO will, in general, supervise the management and investment programs of each Acquiring Fund. CIMCO, however, will not provide day-to-day portfolio management services to the Acquiring Funds because the Acquiring Trust functions under a "manager of managers" structure.

The New Advisory Agreements provide that CIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Acquiring Funds in connection with the matters to which the New Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of CIMCO in the performance of its duties or by reason of reckless disregard of its obligations and duties under the New Advisory Agreement. The New Advisory Agreement will continue in effect for a period of up to two years after it takes effect, and from year to year thereafter, as long as its continuation is approved at least annually by the Acquiring Trust's Board of Trustees or by vote of a majority of the outstanding shares of the applicable Acquiring Fund, and a majority of the Acquiring Trust's Trustees who are not parties to the New Advisory Agreement or interested persons (for regulatory purposes) of any party to the New Advisory Agreement by votes cast in person at a meeting called for that purpose.

The New Advisory Agreement will be terminable without penalty at any time on 60 days' written notice by the Trustees of the Acquiring Trust, by vote of a majority of the outstanding shares of the particular Acquiring Fund, or by CIMCO. The New Advisory Agreement also will terminate automatically in the event of any assignment, as defined in the 1940 Act.

The Board does not anticipate that the New Advisory Agreement will cause any reduction in the quality or types of services that would be provided to the Acquiring Funds as compared to those currently provided to the Pitcairn Funds.

The foregoing discussion is qualified in its entirety by reference to the attached form of New Advisory Agreement.

Manager of Managers Structure. The Acquiring Trust has obtained from the Securities and Exchange Commission ("SEC") an order permitting the Acquiring Funds to be managed under a "manager of managers" structure. CIMCO, subject to the supervision and approval of the Acquiring Board, is permitted to hire, terminate or replace investment sub-advisers for each of the Acquiring Funds without shareholder approval. However, if CIMCO hires a new sub-adviser, it must provide written information concerning the new sub-adviser to shareholders of the relevant Acquiring Fund. The purpose of the "manager of managers" structure is to give CIMCO the maximum flexibility with respect to the management of the Acquiring Funds, and to permit CIMCO and the Acquiring Board to quickly react to poor investment performance by an investment sub-adviser or other service issues at less cost to shareholders.

Investment Advisory Fees. Under the New Advisory Agreement, CIMCO will receive a management fee from each Acquiring Fund that is composed of two components. The first component is an annual base fee which is equal to the investment advisory fee currently payable to Pitcairn for each Pitcairn Fund (for details about current fees, please see the discussion about the Current Advisory Agreement above). The second component is a performance adjustment that either increases or decreases the base fee, depending on how each Acquiring Fund performs relative to its benchmark and a hurdle rate.

CIMCO will receive the annual base fee for the first year of each Acquiring Fund's investment operations. CIMCO will continue to receive the base fee thereafter for any Acquiring Fund whose investment performance relative to the investment record of its benchmark comes within the range above or below the benchmark, as set by the hurdle rate, over the prior 12 month period. If the investment performance of an Acquiring Fund exceeds the investment record of its benchmark by at least the hurdle rate, the performance adjustment increases the fee paid to CIMCO, as indicated in the table below, by a specified percentage If the investment performance of an Acquiring Fund trails the investment record of its benchmark by at least the hurdle rate, the performance adjustment decreases the fee paid to CIMCO by a specified percentage. The performance adjustment is calculated on the basis of a "rolling" 12 month measuring period, so that a fee rate calculated on the basis of investment performance over a 12 month period will apply only for the next succeeding month, and then will be subject to recalculation for the following month on the basis of the Acquiring Fund's investment performance over the prior 12 month period.

Performance adjustments will begin one year after the consummation of the Reorganizations. During the first year, CIMCO will receive the base fee for each Acquiring Fund.

The following table includes examples showing the fees that CIMCO would earn at various levels of investment performance of each Acquiring Fund and its benchmark:

--------------------------------------------------------------------------------
CONSTELLATION        % POINT DIFFERENCE  PERFORMANCE         TOTAL  ADVISORY FEE
PITCAIRN             BETWEEN BENCHMARK   ADJUSTMENT FROM     PAID TO CIMCO
DIVERSIFIED VALUE    AND INVESTMENT      BASE ADVISORY FEE
FUND                 PERFORMANCE
IF THE FUND:
--------------------------------------------------------------------------------
Outperforms the         2.00%               + 0.10%             0.80%
Russell  1000 Value
Index by:
--------------------------------------------------------------------------------
Performance equals      0.00%                 0.00%             0.70% (the base
that of the                                                            fee)
benchmark
--------------------------------------------------------------------------------
Underperforms the       2.00%                -0.10%             0.60%
benchmark by:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSTELLATION        % POINT DIFFERENCE  PERFORMANCE         TOTAL  ADVISORY FEE
PITCAIRN             BETWEEN BENCHMARK   ADJUSTMENT          FROM PAID TO CIMCO
DIVERSIFIED GROWTH   AND INVESTMENT      BASE ADVISORY FEE
FUND                 PERFORMANCE
IF THE FUND:
--------------------------------------------------------------------------------
Outperforms the      2.00%               + 0.10%             0.80%
Russell 1000 Growth
Index by:
--------------------------------------------------------------------------------
Performance equals   0.00%                 0.00%             0.70% (the base
that of the                                                        fee)
benchmark
--------------------------------------------------------------------------------
Underperforms the    2.00%               - 0.10%             0.60%
benchmark by:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSTELLATION        % POINT DIFFERENCE  PERFORMANCE         TOTAL  ADVISORY FEE
PITCAIRN SELECT      BETWEEN BENCHMARK   ADJUSTMENT          FROM PAID TO CIMCO
VALUE FUND           AND INVESTMENT      BASE ADVISORY FEE
IF THE FUND:         PERFORMANCE
--------------------------------------------------------------------------------
Outperforms the      3.00%               + 0.10%             0.80%
Russell 1000 Value
Index by:
--------------------------------------------------------------------------------
Performance equals   0.00%                 0.00%             0.70% (the base
that of the                                                        fee)
benchmark
--------------------------------------------------------------------------------
Underperforms the    3.00%               - 0.10%             0.60%
benchmark by:

--------------------------------------------------------------------------------
CONSTELLATION SANDS  % POINT DIFFERENCE  PERFORMANCE         TOTAL  ADVISORY FEE
CAPITAL SELECT       BETWEEN BENCHMARK   ADJUSTMENT     FROM PAID TO CIMCO
GROWTH FUND          AND INVESTMENT      BASE ADVISORY FEE
IF THE FUND:         PERFORMANCE
--------------------------------------------------------------------------------
Outperforms the      3.50%                + 0.15%             1.00%
Russell 1000 Growth
Index by:
--------------------------------------------------------------------------------
Performance equals   0.00%                  0.00%             0.85% (the base
that of the                                                         fee)
benchmark
--------------------------------------------------------------------------------
Underperforms the    3.50%                - 0.15%             1.00%
benchmark by:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSTELLATION        % POINT DIFFERENCE  PERFORMANCE         TOTAL  ADVISORY FEE
PITCAIRN SMALL CAP   BETWEEN BENCHMARK   ADJUSTMENT          FROM PAID TO CIMCO
FUND                 AND INVESTMENT      BASE ADVISORY FEE
IF THE FUND:         PERFORMANCE
--------------------------------------------------------------------------------
Outperforms the      2.50%               + 0.10%             0.80%
Russell 2000 Index
by:
--------------------------------------------------------------------------------
Performance equals   0.00%                 0.00%             0.70% (the base
that of the                                                        fee)
benchmark
--------------------------------------------------------------------------------
Underperforms the    2.50%               - 0.10%             0.60%
benchmark by:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSTELLATION        % POINT DIFFERENCE  PERFORMANCE         TOTAL  ADVISORY FEE
PITCAIRN FAMILY      BETWEEN BENCHMARK   ADJUSTMENT          FROM PAID TO CIMCO
HERITAGE(R) FUND     AND INVESTMENT      BASE ADVISORY FEE
IF THE FUND:         PERFORMANCE
--------------------------------------------------------------------------------
Outperforms the      2.50%               + 0.10%             1.00%
Wilshire 5000 Index
by:
--------------------------------------------------------------------------------
Performance equals   0.00%                 0.00%             0.90% (the base
that of the                                                        fee)
benchmark
--------------------------------------------------------------------------------
Underperforms the    2.50%               - 0.10%             0.80%
benchmark by:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSTELLATION        % POINT DIFFERENCE  PERFORMANCE         TOTAL  ADVISORY FEE
PITCAIRN             BETWEEN BENCHMARK   ADJUSTMENT          FROM PAID TO CIMCO
INTERNATIONAL        AND INVESTMENT      BASE ADVISORY FEE
EQUITY FUND          PERFORMANCE
IF THE FUND:
--------------------------------------------------------------------------------
Outperforms the      2.00%               + 0.10%             1.05%
MSCI All Country
World ex U.S.
Index by:
--------------------------------------------------------------------------------
Performance equals   0.00%                 0.00%             0.95% (the base
that of the                                                        fee)
benchmark
--------------------------------------------------------------------------------
Underperforms the    2.00%               - 0.10%             0.85%
benchmark by:
--------------------------------------------------------------------------------

CONSTELLATION        % POINT DIFFERENCE  PERFORMANCE         TOTAL  ADVISORY FEE
PITCAIRN TAXABLE     BETWEEN BENCHMARK   ADJUSTMENT          FROM PAID TO CIMCO
BOND FUND            AND INVESTMENT      BASE ADVISORY FEE
IF THE FUND:         PERFORMANCE
--------------------------------------------------------------------------------
Outperforms the      1.00%               + 0.08%             0.48%
Lehman
Government/Credit
Index by:
--------------------------------------------------------------------------------
Performance equals   0.00%                 0.00%             0.40% (the base
that of the                                                        fee)
benchmark
--------------------------------------------------------------------------------
Underperforms the    1.00%               - 0.08%             0.32%
benchmark by:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSTELLATION        % POINT DIFFERENCE  PERFORMANCE        TOTAL  ADVISORY  FEE
PITCAIRN TAX-EXEMPT  BETWEEN BENCHMARK   ADJUSTMENT         FROM PAID TO CIMCO
BOND FUND            AND INVESTMENT      BASE ADVISORY FEE
IF THE FUND:         PERFORMANCE
--------------------------------------------------------------------------------
Outperforms the      1.00%               + 0.06%            0.36%
Lehman Municipal
Bond Index by:
--------------------------------------------------------------------------------
Performance equals   0.00%                 0.00%            0.30% (the base fee)
that of the
benchmark
--------------------------------------------------------------------------------
Underperforms the    1.00%%              - 0.06%            0.24%
benchmark by:
--------------------------------------------------------------------------------

Please note that the controlling factor is not whether an Acquiring Fund's investment performance is positive or negative, but whether its investment performance, net of fees and expenses paid by the Acquiring Fund, exceeds or lags the investment record of its benchmark by the hurdle rate. Accordingly, it is possible that an Acquiring Fund could pay CIMCO the maximum advisory fee, even though the Acquiring Fund had negative investment performance during the measuring period if the Acquiring Fund's investment performance exceeded, on a net basis, the investment record of the benchmark during the measuring period plus the hurdle rate. Similarly, an Acquiring Fund could pay CIMCO the minimum advisory fee even though the Acquiring Fund had positive performance if overall fund performance lagged the benchmark by the hurdle rate. The maximum annual fees payable to CIMCO may be higher than investment advisory fees typically paid by mutual funds.

Sub-Advisory Arrangements. Upon consummation of the Reorganizations, CIMCO will retain investment sub-advisers for the Acquiring Funds. The day-to-day portfolio management services of the Acquiring Funds will be the same as those provided to the Pitcairn Funds, as CIMCO will retain as sub-advisers the managers that currently provide such services to the Pitcairn Funds. Additional information about these arrangements is provided in the discussion of Proposal III in this Proxy Statement.

EVALUATION BY THE BOARD

The Pitcairn Trust's Board has determined that the New Advisory Agreement is fair and reasonable and will enable shareholders of the Pitcairn Funds, after the Reorganizations, to obtain services at a cost that is fair and reasonable. Accordingly, the Trustees, including the Independent Trustees, authorized the submission of the New Advisory Agreement to Pitcairn Fund shareholders for their approval.

In determining whether it was appropriate to recommend approval by shareholders, the Board requested information, provided by Pitcairn, CIMCO, and the Acquiring Trust, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information.

The Trustees recommended that Pitcairn Fund shareholders approve the New Advisory Agreement on the basis of the considerations discussed under the section titled "Evaluation by the Board" in Proposal I. In reaching its decision to recommend approval of the New Advisory Agreement, the Board did not identify any single factor as being of paramount importance.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT AS PROVIDED UNDER THIS PROPOSAL. UNMARKED PROXIES WILL BE SO VOTED.

                                  PROPOSAL III
                           APPROVAL OF NEW INVESTMENT
                               ADVISORY AGREEMENTS

THE PITCAIRN FUNDS' CURRENT SUB-ADVISORY AGREEMENTS

Pitcairn currently provides day-to-day portfolio management services to the all of the Pitcairn Funds, except the Select Growth and International Equity Funds, for which it has retained a sub-adviser(s) to provide portfolio management services. Sands Capital Management, Inc. ("Sands Capital"), located at 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209, serves as sub-adviser to the Select Growth Fund. The International Equity Fund uses a multi-manager approach, relying on three sub-advisers with differing investment philosophies to manage the Pitcairn Fund's assets under the general supervision of Pitcairn. Oechsle International Advisors, LLC ("Oechsle"), located at One International Place, 23rd Floor, Boston, Massachusetts 02110, The Boston Company Asset Management, LLC ("TBCAM"), located at Mellon Financial Sector, One Boston Place, Boston, Massachusetts 02108, and Brandywine Asset Management, LLC ("Brandywine"), located at 3 Christiana Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801, serve as sub-advisers to the International Equity Fund. Pitcairn determines the assets of the International Equity Fund to be allocated to each sub-adviser.

Sands Capital serves as sub-adviser pursuant to an investment sub-advisory agreement dated August 4, 2000, which was last approved by the Trustees of the Trust on July 28, 2003.

Oechsle serves as sub-adviser pursuant to an investment sub-advisory agreement dated August 4, 2000, which was amended and restated effective January 1, 2003 and was last approved by the Trustees of the Trust on July 28, 2003.

TBCAM serves as sub-adviser pursuant to an investment sub-advisory agreement dated as of January 1, 2003, which was last approved by the Trustees of the Trust on December 11, 2002.

Brandywine  serves  as  sub-adviser  pursuant  to  an  investment   sub-advisory
agreement dated as of January 1, 2003, which was last approved by the Trustees of the Trust on December 11, 2002.

Each current sub-advisory agreement has provisions for liability of the sub-adviser, continuation and termination similar to those of the current agreements except that they also may be terminated by Pitcairn according to the terms of the "manager of managers" SEC order. Each sub-adviser is subject to the supervision and control of Pitcairn and the Trustees.

Investment Sub-Advisory Fees. For its services, Pitcairn pays the sub-advisers, out of its advisory fees and not out of Pitcairn Fund assets, the following base sub-advisory fees for each Pitcairn Fund which are computed daily and paid monthly based on a percentage of the average daily net asset value of the Pitcairn Fund's assets:

                  PITCAIRN FUND                         FEE
                  Select Growth Fund                    0.40%
                  International Equity Fund             0.59%

For the International Equity Fund, Pitcairn pays, out of its investment advisory fees and not out of the assets of the Fund, a performance based sub-advisory fee to one of the sub-advisers, Brandywine Asset Management, LLC.

For the fiscal year ending October 31, 2003, Pitcairn paid the sub-advisers $145,000 in the aggregate for their services as sub-advisers to the Pitcairn Funds.

Upon consummation of the Reorganizations, the current sub-advisory agreements will terminate.

THE ACQUIRING FUNDS' SUB-ADVISORY AGREEMENTS

As previously explained in this Proxy Statement, each Acquiring Fund will have substantially similar investment objectives and strategies as the corresponding fund and the day-to-day portfolio management services will be rendered by the same investment advisory personnel. CIMCO will retain Pitcairn to serve as sub-adviser to the Acquiring Funds corresponding to the Pitcairn Funds for which Pitcairn currently provides day-to-day portfolio management services; CIMCO will retain Sands Capital to serve as sub-adviser to the Constellation Sands Capital Select Growth Fund; and CIMCO will retain Oechsle, TBCAM and Brandywine to serve as sub-advisers to the Constellation International Equity Fund. CIMCO will determine the assets of the Constellation International Equity Fund to be allocated to each sub-adviser.

There are no affiliations between the sub-advisers and CIMCO, between the Acquiring Board and any sub-adviser, and no transactions between CIMCO (or its affiliates) or the Acquiring Trust and the sub-advisers, other than matters with respect to PIM disclosed herein.

The proposed investment sub-advisory arrangement between CIMCO and each sub-adviser (the "New Sub-Advisory Agreement"), a form of which is attached as Appendix C, is substantially similar to the current sub-advisory agreement between Pitcairn and the sub-advisers to the Pitcairn Funds, except for the parties to the agreement and the investment advisory fees to be received by each sub-adviser thereunder. Under the New Sub-Advisory Agreement, each sub-adviser, subject to the supervision of CIMCO and the Acquiring Trustees, will manage the relevant Acquiring Fund's portfolio investments, consistently with its investment objective, and will execute any of the Acquiring Fund's investment policies that it deems appropriate to utilize from time to time.

Each New Sub-Advisory Agreement has provisions for liability of the sub-adviser, continuation and termination similar to those of the Current Advisory Agreement except that they also may be terminated by CIMCO according to the terms of the "manager of managers" SEC order. The Board does not anticipate that the New Sub-Advisory Agreement will cause any reduction in the quality or types of services that would be provided to the Acquiring Funds as compared to those currently provided to the Pitcairn Funds.

The foregoing discussion is qualified in its entirety by reference to the attached form of New Advisory Agreement.

While CIMCO does not currently intend to recommend that the Acquiring Board terminate any of the sub-advisers to the Acquiring Funds, shareholders should be aware that this is a possibility in the future under the "manager of managers" investment approach. In addition, as discussed in the section titled "Arrangements between Pitcairn and CIMCO," shareholders should note that CIMCO has agreed not to propose to terminate Pitcairn as a sub-adviser to any Acquiring Funds for a period of four years after the Reorganizations, unless an order is entered against Pitcairn that prevents it from serving as an investment adviser; Pitcairn or any of its affiliates becomes insolvent; formal enforcement proceedings are initiated against Pitcairn of any of its affiliates that appears likely to result in a significant fine or censure; or the investment performance of any Acquiring Fund for which Pitcairn serves as a sub-adviser is in the bottom quartile in each of four consecutive calendar quarters using a peer group agreed upon by Pitcairn and CIMCO.

Investment Sub-Advisory Fees.

With the exception of the Constellation International Equity Fund, the New Sub-Advisory Agreements have a fee arrangement similar to the fee arrangement under the New Advisory Agreement. Each sub-adviser will receive a sub-advisory fee from CIMCO, and not from the Acquiring Funds, that is composed of two components. The first component is an annual base fee. The second component is a performance adjustment that either increases or decreases the base fee, depending on how each Acquiring Fund performs relative to its benchmark and a specified hurdle rate.

Each sub-adviser will receive the annual base fee for the first year of each Acquiring Fund's investment operations, and thereafter if the Acquiring Fund's investment performance matches the investment record of its respective benchmark, plus or minus a band set by the hurdle rate, over the prior 12 month period. If the investment performance of an Acquiring Fund exceeds the investment record of its benchmark plus the hurdle rate, the performance adjustment increases the fee paid to the sub-adviser by a specified percentage, reaching a maximum annual fee if the Acquiring Fund outperforms the investment record of the benchmark by at least the hurdle rate over the measuring period (see the table below for details about each Acquiring Fund). If the investment performance of an Acquiring Fund trails the investment record of its benchmark by at least the hurdle rate, the performance adjustment decreases the fee paid to the sub-adviser by a specified percentage, reaching a minimum annual fee if the Acquiring Fund underperforms the investment record of the benchmark by at least the hurdle rate over the measuring period. The performance adjustment is calculated on the basis of a "rolling" 12 month measuring period, so that a fee rate calculated on the basis of investment performance over a 12 month period will apply only for the next succeeding month, and then will be subject to recalculation for the following month on the basis of the Acquiring Fund's investment performance over the prior 12 month period.

Performance adjustments will begin one year after the consummation of the Reorganizations. During the first year, each sub-adviser will receive the base fee for each Acquiring Fund.

With respect to the Constellation Pitcairn International Equity Fund, two of the sub-advisers, Oechsle and TBCAM will continue to receive the same base fee currently paid by Pitcairn, with no performance adjustment. Brandywine will continue to receive the same performance fee currently in effect with Pitcairn. So, there will be a fund-level performance fee payable to

CIMCO, based on the collective performance of all three sub-advisers, and CIMCO will pay any investment performance fee due Brandywine, as is the case currently with Pitcairn.

The table below sets forth the base fee payable to each sub-adviser:

              PITCAIRN FUND         SUB-ADVISER           BASE FEE
       Constellation Pitcairn        Pitcairn     0.65% on first $150 mil.
       Diversified Value Fund*                    of assets
                                                  0.45% on assets above
                                                  $150 mil. #
       Constellation Pitcairn        Pitcairn     0.65% on first $100 mil.
       Diversified Growth Fund*                   of assets
                                                  0.45% on assets above
                                                  $100 mil.#
       Constellation Pitcairn        Pitcairn     0.65% on first $60 mil.
       Select Value Fund*                         of assets
                                                  0.45% on assets over $60
                                                  mil. #
       Constellation Pitcairn        Pitcairn     0.65% on first $150 mil.
       Small Cap Fund*                            of assets
                                                  0.50% on assets over
                                                  $150 mil. #
       Constellation Pitcairn        Pitcairn     0.80% on first $125 mil.
       Family Heritage(R)Fund*                    of assets
                                                  0.50% on assets over
                                                  $125 mil. #

       Constellation Taxable Bond    Pitcairn     0.30% on first $45 mil.
       Fund*                                      of assets
                                                  0.25% on assets over $45
                                                  mil. #
       Constellation Pitcairn        Pitcairn     0.20% on all assets
       Tax-Exempt Bond Fund
       Constellation Sands Capital     Sands      0.50% on first  $100 mil.
       Select Growth Fund*            Capital     of assets
                                                  0.45%  on   assets   over
                                                  $100 mil.
       Constellation International    Oechsle     0.59%  (blended  rate) on
       Equity Fund                     TBCAM      all assets
                                     Brandywine

       o * The use of a breakpoint in the calculation of sub-advisory fees for a fund but not for the calculation of advisory fees for that fund will result in an increase of advisory fees retained by the adviser when the assets of the fund increase above the breakpoint.

       o # The breakpoint level will be adjusted to reflect net asset levels on the date of the Proposed Reorganizations, plus an additional $50 million in the case of the Small Cap Fund and the Family Heritage(R) Fund.

The following table includes examples showing the fees that each sub-adviser would earn at various levels of investment performance of each Acquiring Fund and its benchmark:

--------------------------------------------------------------------------------
                 DIVERSIFIED      CONSTELLATION    INVESTMENT       MAXIMUM
                 VALUE            PITCAIRN         PERFORMANCE FEE  FEE TO
                                  DIVERSIFIED      TO               ADVISER/
                                  VALUE            ADVISER/         SUB-ADVISER
                                                   SUB-ADVISER
--------------------------------------------------------------------------------
Advisory Fee     0.70%            0.70%            +/- 0.10% if     0.80%
                                                   out perform or
                                                   underperform
                                                   benchmark by
                                                   2.00%
--------------------------------------------------------------------------------
Sub-advisory                      0.65% on first   +/- 0.075% if    0.725%
Fee to Pitcairn                   $150m            out perform or
                                  0.45% on assets  underperform
                                  over $150m       benchmark by
                                                   2.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DIVERSIFIED      CONSTELLATION    INVESTMENT       MAXIMUM
                 GROWTH           PITCAIRN         PERFORMANCE FEE  FEE TO
                                  DIVERSIFIED      TO               ADVISER/
                                  GROWTH           ADVISER/         SUB-ADVISER
                                                   SUB-ADVISER
--------------------------------------------------------------------------------
Advisory Fee     0.70%            0.70%            +/- 0.10% if     0.80%
                                                   out perform or
                                                   underperform
                                                   benchmark by
                                                   2.00%
--------------------------------------------------------------------------------
Sub-advisory     N/A              0.65% on first   +/- 0.075% if    0.725%
Fee to Pitcairn                   $100m            out perform or
                                  0.45% on assets  underperform
                                  over $100m       benchmark by
                                                   2.00%
--------------------------------------------------------------------------------
                 SELECT VALUE     CONSTELLATION    INVESTMENT       MAXIMUM
                                  PITCAIRN SELECT  PERFORMANCE FEE  FEE TO
                                  VALUE            TO               ADVISER/
                                                   ADVISER/         SUB-ADVISER
                                                   SUB-ADVISER
--------------------------------------------------------------------------------
Advisory Fee     0.70%            0.70%            +/- 0.10% if     0.80%
                                                   outperform or
                                                   underperform
                                                   benchmark by
                                                   3.00%
--------------------------------------------------------------------------------
Sub-advisory     N/A              0.65% on first   +/- 0.075% if    0.725%
Fee to Pitcairn                   $65m             outperform or
                                  0.45% on assets  underperform
                                  over $65m        benchmark by
                                                   3.00%
--------------------------------------------------------------------------------
                 SELECT GROWTH    CONSTELLATION    INVESTMENT       MAXIMUM
                                  SANDS CAPITAL    PERFORMANCE FEE  FEE TO
                                  SELECT GROWTH    TO               ADVISER/
                                                   ADVISER/         SUB-ADVISER
                                                   SUB-ADVISER
--------------------------------------------------------------------------------
Advisory Fee     0.85%            0.85%            +/- 0.15% if     1.00%
                                                   outperform or
                                                   underperform
                                                   the benchmark
                                                   by 3.50%
--------------------------------------------------------------------------------
Sub-advisory     0.40%            0.50% on first   +/- 0.115% if    0.615%
Fee to Sands                      $100m;           outperform or
Capital                           0.45% on assets  underperform
                                  over $100m       the benchmark
                                                   by 3.50%
--------------------------------------------------------------------------------
                 SMALL CAP        CONSTELLATION    INVESTMENT       MAXIMUM
                                  PITCAIRN SMALL   PERFORMANCE FEE  FEE TO
                                  CAP              TO               ADVISER/
                                                   ADVISER/         SUB-ADVISER
                                                   SUB-ADVISER
--------------------------------------------------------------------------------
Advisory Fee     0.70%            0.70%            +/- 0.10% if     0.80%
                                                   outperform or
                                                   underperform
                                                   the benchmark
                                                   by 2.50%
--------------------------------------------------------------------------------
Sub-advisory     N/A              0.65% on first   +/- 0.075% if    0.725%
fee to Pitcairn                   $150m            outperform or
                                  0.50% on assets  underperform
                                  over $150m       benchmark by
                                                   2.50%
--------------------------------------------------------------------------------

               FAMILY HERITAGE(R) CONSTELLATION    INVESTMENT       MAXIMUM
                                  PITCAIRN FAMILY  PERFORMANCE FEE  FEE TO
                                  HERITAGE(R)      TO               ADVISER/
                                                   ADVISER/         SUB-ADVISER
                                                   SUB-ADVISER
--------------------------------------------------------------------------------
Advisory Fee     0.90%            0.90%            +/- 0.10% if     1.00%
                                                   outperform or
                                                   underperform
                                                   benchmark by
                                                   2.50%
--------------------------------------------------------------------------------
Sub-advisory     N/A              0.80% on the     +/- 0.075% if    0.875%
Fee to Pitcairn                   first $125m      outperform or
                                  0.50% on assets  underperform
                                  over $125m       benchmark by
                                                   2.50%
--------------------------------------------------------------------------------
                 INTERNATIONAL    CONSTELLATION    INVESTMENT       MAXIMUM
                 EQUITY           PITCAIRN         PERFORMANCE FEE  FEE TO
                                  INTERNATIONAL    TO               ADVISER/
                                  EQUITY           ADVISER/         SUB-ADVISER
                                                   SUB-ADVISER
--------------------------------------------------------------------------------
Advisory Fee     0.95%            0.95%            +/- 0.10% if     1.05%
                                                   outperform or
                                                   underperform
                                                   the benchmark
                                                   by 2.00%
--------------------------------------------------------------------------------
Sub-advisory     0.59% (blended   0.59% (blended   To Brandywine    0.70%
Fee              rate)            rate)            only +/- 0.25%
                                                   if outperform
                                                   or underperform
                                                   the benchmark
                                                   by 1.25%
--------------------------------------------------------------------------------
                 TAXABLE BOND     CONSTELLATION    INVESTMENT       MAXIMUM
                                  PITCAIRN         PERFORMANCE FEE  FEE TO
                                  TAXABLE BOND     TO               ADVISER/
                                                   ADVISER/         SUB-ADVISER
                                                   SUB-ADVISER
--------------------------------------------------------------------------------
Advisory Fee     0.40%            0.40%            +/- 0.08% if     0.48%
                                                   outperform or
                                                   underperform
                                                   the benchmark
                                                   by 1.00%
--------------------------------------------------------------------------------
Sub-advisory     N/A              0.30% on first   +/- 0.06% if     0.36%
Fee                               $45m of assets;  outperform or
                                  0.25% on assets  underperform
                                  over $45m        the benchmark
                                                   by 1.00%
--------------------------------------------------------------------------------
                 TAX-EXEMPT BOND  CONSTELLATION    INVESTMENT       MAXIMUM
                                  PITCAIRN         PERFORMANCE FEE  FEE TO
                                  TAX-EXEMPT BOND  TO               ADVISER/
                                                   ADVISER/         SUB-ADVISER
                                                   SUB-ADVISER
--------------------------------------------------------------------------------
Advisory Fee     0.30%            0.30%            +/- 0.06% if     0.36%
                                                   outperform or
                                                   underperform
                                                   the benchmark
                                                   by 1.00%
--------------------------------------------------------------------------------
Sub-advisory     N/A              0.25% on all     +/- 0.045% if    0.245%
Fee                               assets           outperform or
                                                   underperform
                                                   the benchmark
                                                   by 1.00%
--------------------------------------------------------------------------------

Please note that the controlling factor is not whether an Acquiring Fund's investment performance is positive or negative, but whether it exceeds or lags the investment record of its benchmark at least by the specified hurdle rate. Accordingly, it is possible that CIMCO could pay a sub-adviser the maximum advisory fee, even though the Acquiring Fund had negative investment performance during the measuring period if the Acquiring Fund's investment performance exceeded the investment record of the benchmark during the measuring period by the hurdle rate. Similarly, CIMCO could pay a sub-adviser the minimum advisory fee even though the Acquiring Fund had positive performance if overall fund performance lagged the benchmark by the hurdle rate. The sub-advisory fees payable to a sub-adviser may be higher than sub-advisory fees typically paid by mutual funds.

EVALUATION BY THE BOARD

The Pitcairn Trust's Board has determined that the New Sub-Advisory Agreements are fair and reasonable and will enable shareholders of the Pitcairn Funds, after the Reorganizations, to obtain services at a price that is fair and reasonable. Accordingly, the Trustees, including the Independent Trustees, authorized the submission of the New Advisory Agreements to Pitcairn Fund shareholders for their approval.

In determining whether it was appropriate to recommend approval by shareholders, the Board requested information, provided by Pitcairn, CIMCO, the sub-advisers and the Acquiring Trust, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information.

The Trustees recommended that Pitcairn Fund shareholders approve the New Sub-Advisory Agreements on the basis of the considerations discussed under the section titled "Evaluation by the Board" in Proposal I. In reaching its decision to recommend approval of the New Sub-Advisory Agreements, the Board did not identify any single factor as being of paramount importance.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS AS PROVIDED UNDER THIS PROPOSAL. UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL IV
                          APPROVAL OF DISTRIBUTION PLAN

CURRENT SHAREHOLDER SERVICES PLAN AND PROPOSED DISTRIBUTION AND SHAREHOLDER SERVICES PLAN. The Pitcairn Funds have a Shareholder Services Plan for the purpose of paying for shareholder servicing activities which may include: providing personal services or account maintenance services; receiving, aggregating and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing subaccounting services for Fund shares held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners;
performing daily investment ("sweep") functions for shareholders; providing investment advisory services; and general account administration activities.

Pursuant to the Plan, each Pitcairn Fund is authorized to pay to any person who enters into a shareholder services agreement with the Pitcairn Fund (an "Authorized Service Provider"), which may include PTC or its affiliates, as compensation for service activities rendered by Authorized Service Providers to shareholders of a Pitcairn Fund, a shareholder service fee in an amount or at a rate not to exceed 0.25% on an annual basis of the average daily net asset value of shares of the Pitcairn Fund as to which the Authorized Service Provider provides the services (the "Plan Fee"). Such Plan Fee is calculated daily and paid monthly or at such other intervals as the Board shall determine. An Authorized Service Provider is authorized to pay its affiliates or independent third party service providers for performing service activities consistent with this Plan. All expenses incurred by the Pitcairn Funds in connection with the shareholder services agreements and the implementation of the Plan are borne entirely by the holders of the shares of the particular Pitcairn Fund involved and will result in an equivalent increase to each Pitcairn Fund's Total Annual Fund Operating Expenses. The Pitcairn Funds have not adopted a distribution plan under Rule 12b-1 under the 1940 Act.

PTC serves as the shareholder servicing agent for the Funds with respect to shares held in accounts of clients of PTC. PTC receives from each Fund a shareholder service fee at the annual rate of 0.25% of the average net asset value of the shares of the Fund held of record by PTC for its clients. PTC will also serve as a shareholder servicing agent for each of the Acquiring Funds under the proposed Distribution Plan for each Acquiring Fund, with respect to shares of Acquiring Funds held by PTC on behalf of its clients.

The Select Growth Fund has entered into agreements with several intermediaries, including but not limited to Charles Schwab & Co. and Fidelity Investments, whereby shares of that Fund are available for sale to clients of selected financial intermediaries. The Select Growth Fund is authorized to pay a service provider fees agreed upon with the particular service provider, up to a maximum of 0.25% of the average daily net asset value of the shares of the Fund held of record by the service provider. To the extent the Fund pays amounts that are less than 0.25% of the average daily net asset value of such shares, the Fund (and thus all shareholders) pays shareholder service fees in an amount that reflects the blended rates for all Fund shares. These servicing agreements will be terminated as the result of the reorganization of the Fund into the Constellation Sands Capital Select Growth Fund; however, the Acquiring Funds intend to enter into similar agreements with these shareholder servicing agents under the Distribution Plan to provide continuity of ownership and services to shareholders.

The Acquiring Funds will adopt, subject to shareholder approval, the Constellation Funds Distribution and Shareholder Service Plan for Shares (the "Distribution Plan") for each Acquiring Fund pursuant to which each Acquiring Fund can pay out of its current assets amounts needed to secure appropriate distribution-related and/or shareholder services, not to exceed 0.25% of the Acquiring Fund's average daily net assets. Those portions of the Distribution Plan that permit payments for distribution services are adopted pursuant to Rule 12b-1 under the 1940 Act.

TERMS OF THE CONSTELLATION FUNDS DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

The Trustees of the Pitcairn Trust recommend that shareholders approve the Distribution Plan which provides that the Acquiring Funds may bear expenses relating to the distribution of shares of the Acquiring Funds and the provision of shareholder services. Under the Distribution Plan, the Acquiring Funds' distributor, CIDCO, may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by CIDCO. CIDCO may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Acquiring Funds may enter into such arrangements directly.

Under the Distribution Plan, CIDCO is entitled to receive aggregate fees for distribution services and/or shareholder services not exceeding twenty-five basis points (0.25%) of each Fund's average daily net assets attributable to shares that are subject to the arrangement. Fees paid for distribution services are paid in return for providing a broad range of distribution services, including: (i) compensation for its services in connection with distribution assistance; or (ii) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and CIDCO's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. Fees paid for shareholder services are paid in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in shares of the Acquiring Funds; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by CIDCO and/or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares of the Acquiring Funds; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares of the Acquiring Funds; (vii) forwarding shareholder communications from the Acquiring Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders;
(viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Acquiring Funds or its service providers; and (ix) processing dividend payments from the Acquiring Funds on behalf of shareholders.

The foregoing discussion is qualified in its entirety by reference to the Distribution Plan and Exhibit A thereto, a form of which is attached as Appendix D.

EVALUATION BY THE BOARD

In determining whether it was appropriate to recommend approval by shareholders, the Board requested information, provided by Pitcairn, CIMCO, CIDCO and the Acquiring Trust, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information. The Trustees recommended that Pitcairn Fund shareholders approve the Distribution Plan on the basis of the considerations discussed under the section titled "Evaluation by the Board" in Proposal I. In reaching its decision to recommend approval of the Distribution Plan, the Board did not identify any single factor as being of paramount importance.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE DISTRIBUTION PLAN AS PROVIDED UNDER THIS PROPOSAL. UNMARKED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                               VOTING INFORMATION

PROXY SOLICITATION. The Pitcairn Trust is soliciting proxies by U.S. mail and may also solicit them in person, by telephone, by facsimile, or by other electronic means. Pitcairn and CIMCO are paying for the expense of the preparation, printing, and mailing of the enclosed proxy card(s), this Proxy Statement, and other expenses relating to the Meeting. Employees of Pitcairn and CIMCO Management may make additional solicitations to obtain the necessary representation at the Meeting, but will receive no additional compensation for doing so. The Pitcairn Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

SHAREHOLDER VOTING. Shareholders of record at the close of business on May 20, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each share of beneficial interest of the Pitcairn Trust is entitled to one vote, and a proportionate fractional vote for each fractional share held.

As of the Record Date, there were issued and outstanding the following number of shares for each Pitcairn Fund, representing the indicated number of votes:

       PITCAIRN FUND            OUTSTANDING SHARES          NUMBER OF VOTES
  Diversified Value Fund            ___ shares
  Diversified Growth Fund           ___ shares
     Select Value Fund              ___ shares
    Select Growth Fund              ___ shares
      Small Cap Fund                ___ shares
   Family Heritage(R) Fund          ___ shares
 International Equity Fund          ___ shares
     Taxable Bond Fund              ___ shares
   Tax-Exempt Bond Fund             ___ shares

The persons owning of record or beneficially 5% or more of the outstanding shares of a Pitcairn Fund as of the Record Date are set forth in Appendix F.

A majority in interest of each Pitcairn Fund's shares entitled to vote on the proposals constitutes a quorum. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; however, they will have the effect of a vote against the proposals (see "Required Vote")

In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals. Pitcairn and CIMCO will bear the cost of any adjourned session.

Voting by Mail or other Means. In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with the proxy statement.

Timely, properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Pitcairn Trust prior to the Meeting; by submitting a properly-executed proxy bearing a later date, but prior to the Meeting; or by attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

REQUIRED VOTE. Shareholders of each Pitcairn Fund vote separately on Proposals I, II, III and IV, and as necessary on any other proposal. Approval of Proposals I, II, III and IV requires the vote of a "majority of the outstanding voting securities" of a Pitcairn Fund, which means the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Pitcairn Fund's outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and non-votes have the effect of a negative vote on the Proposal.

SHAREHOLDER PROPOSALS. The Pitcairn Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Pitcairn Trust at the principal executive offices of the Pitcairn Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO USE THESE METHODS OF VOTING.

PTC VOTES

PTC will vote shares of the Pitcairn Funds that it holds in trust accounts for which it serves as sole trustee or co-trustee in favor of Proposals I, II, III and IV. Other co-trustees will also receive proxies for shares held in such trusts. With respect to other client accounts (including but not limited to investment advisory accounts and IRAs), PTC will vote shares of the Pitcairn Funds according to the instructions of beneficial owners of such accounts, and if no instructions are received then PTC will vote in favor of all Proposals.

HOUSEHOLDING. As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Pitcairn Trust of their desire to receive multiple copies of the reports and proxy statements the Pitcairn Trust sends. If you would like to receive an additional copy, please contact the Pitcairn Trust by writing to the Pitcairn Trust's address, or by calling the telephone number shown on the front page of this Proxy Statement. Pitcairn Trust will then promptly deliver, upon request, a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Pitcairn Trust's reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

SHAREHOLDER REPORTS

Shareholders can find important information about the Pitcairn Trust in the Pitcairn Trust's annual report, including financial statements, for the year ended October 31, 2003, which has been mailed previously to shareholders. If you have not received this report or would like to receive an additional copy, please contact the Pitcairn Trust by writing to the Pitcairn Trust's address, or by calling the telephone number shown on the front page of this Proxy Statement. A copy of the report will be provided free of charge.


                                    By Order of the Board of Trustees,

                                    Lawrence R. Bardfeld
                                    Secretary
__________, 2004

                                   APPENDIX A

                   FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      This AGREEMENT AND PLAN OF REORGANIZATION ("Agreement"), made as of this __ day of May , 2004, by and between the Constellation Funds_________________ (the "Acquiring Trust"), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 1205 Westlakes Drive, Berwyn, PA 19312, on behalf of its series, the Constellation Pitcairn Diversified Value Fund, Constellation Pitcairn Select Value Fund, Constellation Pitcairn Diversified Growth Fund, Constellation Pitcairn Small Cap Fund), Constellation Pitcairn Family Heritage(R) Fund, Constellation Pitcairn Taxable Bond Fund, Constellation Pitcairn Tax-Exempt Bond Fund, Constellation International Equity Fund, and Constellation Sands Capital Select Growth Fund (each an "Acquiring Fund" and, together, the "Acquiring Funds") , and the Pitcairn Funds (the "Acquired Trust"), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Pitcairn Place, Jenkintown, PA, on behalf of its series, Pitcairn Diversified Value Fund, Pitcairn Select Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage(R) Fund, Pitcairn Taxable Bond Fund, Pitcairn Tax-Exempt Bond Fund, Pitcairn International Equity Fund, and Pitcairn Select Growth Fund (each an "Pitcairn Fund" and, together, the "Acquired Funds").

      PLAN OF REORGANIZATION

      The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of: (i) the acquisition by the Acquiring Trust on behalf of the Acquiring Funds of substantially all of the property, assets and goodwill of each Acquired Fund in exchange solely for shares of beneficial interest, no par value, of (a) Constellation Pitcairn Diversified Value Fund - Class II shares, (b) Constellation Pitcairn Select Value Fund - Class II shares,
(c) Constellation Pitcairn Diversified Growth Fund - Class II shares, (d) Constellation Pitcairn Small Cap Fund - Class II shares, (e) Constellation Pitcairn Family Heritage(R) Fund - Class II shares, (f) Constellation PitcairN Taxable Bond Fund - Class II shares, (g) Constellation Pitcairn Tax-Exempt Bond Fund - Class II shares, (h) Constellation International Equity Fund - Class II shares, and (i) Constellation Sands Capital Select Growth Fund - Class II shares, Fund and (ii) the assumption by the Acquiring Trust on behalf of the Acquiring Funds of all of the liabilities of the corresponding Acquired Fund;
(ii) the distribution of Acquiring Fund shares to the shareholders of the corresponding Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of each Acquired Fund as soon as practicable after the closing (as referenced in Section 3, hereof, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth. Each Acquiring Fund currently is a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities of its corresponding Acquired Fund.

      AGREEMENT

      In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

            1. SALE AND TRANSFER OF ASSETS AND LIABILITIES, LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND

      (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Acquiring Trust herein contained, and in consideration of the delivery by the Acquiring Trust of the number of its shares of beneficial interest of each Acquiring Fund as hereinafter provided, the Acquired Trust, on behalf of each Acquired Fund, agrees that it will sell, convey, transfer and deliver to the Acquiring Trust, on behalf of the Acquired Funds, at the Closing provided for in Section 3, all of the liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise ("Liabilities") and the then existing assets of each Acquired Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. ("NYSE")) ("Close of Business") on the valuation date (as defined in Section 3 hereof, hereinafter called the "Valuation Date"), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business), and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, to pay such contingent liabilities as the trustees of the Acquired Trust shall reasonably deem to exist against each Acquired Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of said Acquired Fund (hereinafter "Net Assets"). The Acquired Trust, on behalf of the Acquired Funds, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The Acquired Trust agrees to use commercially reasonable efforts to identify all of each Acquired Fund's Liabilities prior to the Valuation Date and to discharge all such known Liabilities on or prior to the Valuation Date.

      (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Acquired Trust on behalf of the Acquired Funds herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Acquiring Trust agrees at the Closing to assume the Liabilities, on behalf of the Acquiring Funds, and to deliver to the Acquiring Trust on behalf of the Acquired Funds the number of Acquiring Funds Shares, determined by dividing the net asset value per share of each Acquired Fund's Shares as of the Close of Business on the Valuation Date by the net asset value per share of the Acquiring Funds Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of the Acquired Fund Shares as of Close of Business on the Valuation Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

      (c) As soon as practicable following the Closing, the Acquired Trust shall dissolve the Acquired Funds and distribute pro rata to each Acquired Fund's shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the corresponding Acquiring Fund received by said Acquired Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of each Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the corresponding Acquired Fund as of the Close of Business on the Valuation Date.

Fractional shares of beneficial interest of each Acquiring Fund shall be carried to the third decimal place. Unless requested, no certificates representing shares of beneficial interest of any Acquiring Fund will be issued to shareholders of a corresponding Acquired Fund irrespective of whether such shareholders hold their shares in certificated form.

            2.    VALUATION

      (a) The value of each Acquired Fund's Net Assets to be acquired by the corresponding Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Trust's currently effective prospectus and statement of additional information.

      (b) The net asset value of a share of beneficial interest of each Acquiring Fund's Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Acquiring Trust's currently effective prospectus and statement of additional information.

      (c) The net asset value of a share of beneficial interest of each Acquired Fund's Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Acquired Trust's currently effective prospectus and statement of additional information.

            3.    CLOSING AND VALUATION DATE

      The Valuation Date shall be ________, 2004, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of the Acquiring Trust, 1205 Westlakes Drive, Berwyn, PA at approximately 12:00 noon Eastern time on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Acquiring Trust or Acquired Trust, accurate appraisal of the value of the net assets of any Acquired or Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the affected Acquired and/or Acquiring Fund is practicable in the judgment of the Acquiring Trust and Acquired Trust. The Acquired Trust shall have provided for delivery as of the Closing of those Net Assets of each Acquired Fund to be transferred to the Acquiring Funds' Custodian. Also, the Acquired Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of each Acquired Fund's Shares, and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. The Acquiring Trust shall issue and deliver a certificate or certificates evidencing the shares of each Acquiring Fund to be delivered at the Closing to said transfer agent registered in such manner as the Acquired Trust may request, or provide evidence satisfactory to the Acquired Trust in such manner as the Acquired Trust may request that such shares of beneficial interest of the Acquiring Funds have been registered in an open account on the books of the Acquiring Trust.

            4.    REPRESENTATIONS AND WARRANTIES BY THE ACQUIRED TRUST

            The Acquired Trust represents and warrants to the Acquiring Trust that:

      (a) The Acquired Trust is a statutory trust created under the laws of the State of Delaware on March 24, 2000, and is validly existing and in good standing under the laws of that State. The Acquired Trust, of which each Acquired Fund is a separate series, is duly registered under the Investment
Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

      (b) The Acquired Trust is authorized to issue an unlimited number of shares of beneficial interest of each Acquired Fund, with no par value. Each outstanding share of each Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights and, except for any such shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable.

      (c) The financial statements appearing in each Acquired Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2003, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to the Acquiring Trust, and the unaudited financial statements for the Acquired Trust for the month ended on the closing, 2004, copies of which have will been furnished to the Acquiring Trust, fairly present the financial position of the Acquired Trust as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception of the omission of footnotes) .

      (d) The books and records of the Acquired Trust made available to the Acquiring Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Funds.

      (e) The statement of assets and liabilities to be furnished by the Acquired Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of each Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of each Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

      (f) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

      (g) The Acquired Trust has the necessary power and authority to conduct its business and the business of the Acquired Fund as such businesses are now being conducted.

      (h) The Acquired Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

      (i) The Acquired Trust has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Plan of Reorganization by the Acquired Trust's/Funds' shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles.

      (j) Neither the Acquired Trust nor any Acquired Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of
Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

      (k)  The  Acquired   Trust  does  not  have  any   unamortized  or  unpaid
organizational fees or expenses.

      (l) The Acquired Trust has elected to treat each Acquired Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Code, each such Acquired Fund is a "fund" as defined in
Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

            5.    REPRESENTATIONS AND WARRANTIES BY THE ACQUIRING TRUST

            The Acquiring Trust represents and warrants to the Acquired Trust that:

      (a) The Acquiring Trust is a statutory trust created under the laws of the State of Delaware on October 8, 1998 and is validly existing and in good standing under the laws of that State. The Acquiring Trust, of which the Acquiring Funds are separate series of shares, is duly registered under the 1940 Act as an open-end, management investment company, such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

      (b) The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of each Acquiring Fund. Each outstanding share of each Acquiring Fund is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable. The shares of beneficial interest of each Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable, freely transferable and have full voting rights.

      (c) At the Closing, shares of beneficial interest of each Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the corresponding Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

      (d) The statement of assets and liabilities of each Acquiring Fund to be furnished by the Acquiring Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of each such Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of said Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

      (e) At the Closing, the Acquiring Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

      (f) The Acquiring Trust has the necessary power and authority to conduct its business and the business of each Acquiring Fund as such businesses are now being conducted.

      (g) The Acquiring Trust is not a party to or obligated under any provision of its Amended and Restated Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

      (h) The Acquiring Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject to enforcement to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

      (i) Neither the Acquiring Trust nor any Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

      (j) The books and records of each Acquiring Fund made available to the Acquired Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of said Fund.

      (k) The Acquiring Trust has elected to treat each Acquiring Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Code, each such Acquiring Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

            6. REPRESENTATIONS AND WARRANTIES BY THE ACQUIRED TRUST AND THE ACQUIRING TRUST

            The Acquired Trust and the Acquiring Trust each represents and warrants to the other that:
      (a) Except as discussed in its currently effective prospectus, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

      (b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

      (c) It has duly and timely filed, on behalf of the Acquired Funds or the Acquiring Funds, as appropriate, all Tax (as defined below) returns and reports (including information returns), which are required to be filed by such Acquired Fund or Acquiring Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by such Acquired Fund or Acquiring Fund. On behalf of each Acquired Fund or each Acquiring Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of each Acquired Fund or each Acquiring Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Acquired Fund or Acquiring Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it, on behalf of any Acquired Fund or Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this

Agreement, "Tax" or "Taxes" means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of any Acquired Fund or Acquiring Fund, as appropriate.

      (d) All information provided to the Acquired Trust by the Acquiring Trust, and by the Acquiring Trust to the Acquired Trust, for inclusion in, or transmittal with, the Proxy Statement with respect to this Agreement pursuant to which approval of the Acquired Funds' shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      (e) Except in the case of the Acquired Trust with respect to the approval of the Acquired Funds' shareholders of the Agreement, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

            7.    COVENANTS OF THE ACQUIRED TRUST

      (a) The Acquired Trust covenants to operate business of each Acquired Fund as presently conducted between the date hereof and the Closing.

      (b) The Acquired Trust undertakes that each Acquired Fund will not acquire the shares of beneficial interest of the corresponding Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund's shareholders.

      (c) The Acquired Trust covenants that by the Closing, all of each Acquired Fund's federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

      (d) The Acquired Trust will at the Closing provide the Acquiring Trust with:

                  (1) A statement of the respective tax basis of all investments to be transferred by each Acquired Fund to the corresponding Acquiring Fund.

                  (2) A copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with each Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund's shares as of the Close of Business on the Valuation Date, who are to become holders of the corresponding Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

      (e) The Acquired Trust shall hold a Special Meeting of each Acquired Fund's shareholders to consider and vote upon this Agreement (the "Special Meeting") and the Acquired Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. The Acquired Trust agrees to mail to each shareholder of record entitled to vote at the Special Meeting at which action on this Agreement is to be considered, in sufficient time to comply with the requirements as to notice thereof, a Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of he 1940 Act, and the rules and regulations promulgated thereunder..

      (f) The Acquired Trust shall supply to the Acquiring Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.

            8.    COVENANTS OF THE ACQUIRING TRUST

      (a) The Acquiring Trust covenants that the shares of beneficial interest of each Acquiring Fund to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of any Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

      (b) The Acquiring Trust covenants to operate the business of the Acquiring Funds as presently conducted between the date hereof and the Closing.

      (c) The Acquiring Trust covenants that by the Closing, all of the Acquiring Trust's federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

      (d) The Acquiring Trust shall supply to the Trust, at the Closing, the statement of assets and liabilities described in Section 5(d) of this Agreement in conformity with the requirements described in such Section.

      (e) The Acquiring Trust will file with the United States Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-1A under the 1933 Act ("Registration Statement"), relating to the shares of beneficial interest of the Acquiring issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            9. CONDITIONS PRECEDENT TO BE FULFILLED BY THE TRUST AND THE ACQUIRING TRUST


      The obligations of the Trust and the Acquiring Trust to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

      (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

      (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Trustees, certified by the Secretary or equivalent officer.

      (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

      (d) That this Agreement and the Plan of Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

      (e) That the Acquired Fund shall have declared a distribution or distributions prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(g) of the Code.

      (f) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the U.S. Securities and Exchange Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Acquired Fund.

      (g) That prior to or at the Closing, the Acquiring Trust, on behalf of each of the Acquiring Funds, shall receive an opinion from Morgan, Lewis & Bockius, LLP ("Morgan Lewis") to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and in accordance with customary representations provided by the Acquiring Trust and the Acquiring Trust certificates delivered to Morgan Lewis:

                  (1) The  acquisition by the Acquiring  Trust of  substantially all of the assets and the assumption of the liabilities of the corresponding Acquired Fund in exchange solely for the Acquiring Fund shares to be issued pursuant to Section 1 hereof, followed by the distribution by the corresponding Acquired Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the corresponding Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the corresponding Acquired Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

                  (2) No gain or loss will be  recognized  by the  corresponding
            Acquired Fund upon the transfer of substantially all of its assets to, and the assumption of the liabilities by the Acquiring Fund in exchange solely for the voting shares of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 361(a) and
            Section 357(a) of the Code;

                  (3) No gain or loss will be recognized  by the Acquiring  Fund upon the receipt by it of substantially all of the assets and the assumption of the liabilities of the corresponding Acquired Fund in exchange solely for the voting shares of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

                  (4) No gain or loss will be  recognized  by the Acquired  Fund upon the distribution of the Acquiring Fund shares to the corresponding Acquired Fund shareholders in accordance with Section 1 hereof in liquidation of the corresponding Acquired Fund under
            Section 361(c)(1) of the Code.

                  (5) The basis of the assets of the corresponding Acquired Fund received by the Acquiring Fund will be the same as the basis of such assets to the corresponding Acquired Fund immediately prior to the exchange under Section 362(b) of the Code;

                  (6) The  holding  period of the  assets  of the  corresponding
            Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the corresponding Acquired Fund under Section 1223(2) of the Code;

                  (7) No gain or loss will be recognized by the  shareholders of the corresponding Acquired Fund upon the exchange of their shares in the corresponding Acquired Fund for the voting shares (including fractional shares to which they may be entitled) of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under
            Section 354(a) of the Code;

                  (8) The basis of the  Acquiring  Fund  shares  received by the
            Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares of the corresponding Acquired Fund exchanged therefor under Section 358(a)(1) of the Code;

                  (9) The holding period of the Acquiring Fund's shares received by the corresponding Acquired Fund's shareholders in accordance with
            Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the corresponding Acquired Fund's shares surrendered in exchange therefor, provided that the corresponding Acquired Fund shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

                  (10) The Acquiring  Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury (the "Treasury Regulations")) the items of the corresponding Acquired Fund described in Section 381(c) of the Code.

      (h) That the Acquiring Trust shall have received an opinion in form and substance reasonably satisfactory to it from Lawrence R. Bardfeld, Esquire, counsel to the Acquired Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles:

                  (1) The Acquired Trust was created as a statutory  trust under the laws of the State of Delaware on March 24, 2000, and is validly existing and in good standing under the laws of the State of Delaware;

                  (2) The Trust is  authorized  to issue an unlimited  number of shares of beneficial interest, without par value, of the Trust and of the Acquired Fund. Assuming that the initial shares of beneficial interest of the Acquired Fund were issued in accordance with the 1940 Act, and the Agreement and Declaration of Trust and By-Laws of the Acquired Trust, and that all other such outstanding shares of the Acquired Fund were sold, issued and paid for in accordance with the terms of the Acquired Fund prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable;

                  (3) The Acquired Trust is an open-end,  investment  company of the management type registered as such under the 1940 Act;

                  (4) Except as disclosed in the Acquired Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Acquired Trust, the unfavorable outcome of which would materially and adversely affect the Acquired Trust or the Acquired Fund;

                  (5) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Acquired Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

                  (6) Neither the  execution,  delivery nor  performance of this
            Agreement by the Acquired Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Acquired Trust is otherwise bound; and

                  (7) This Agreement has been validly  authorized,  executed and delivered by the Acquired Trust and represents the legal, valid and binding obligation of the Trust and is enforceable against the Acquired Trust in accordance with its terms.

      In giving the opinions set forth above, Morgan, Lewis, or Mr. Bardfeld, as the case may be, may state that it/he is relying on certificates of the officers of the Acquired Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Acquired Trust.

      (i) That the Acquired Trust shall have received an opinion in form and substance reasonably satisfactory to it from Morgan, Lewis, counsel to the Acquiring Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles:

                  (1) The Acquiring Trust was created as a statutory trust under the laws of the State of Delaware on December 17, 1998, and is validly existing and in good standing under the laws of the State of Delaware;

                  (2) The  Acquiring  Trust is  authorized to issue an unlimited number of shares of beneficial interest, without par value. Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accordance with the 1940 Act and the Acquiring Trust's Agreement and Declaration of Trust and By-Laws, and that all other such outstanding shares of the Acquiring Fund were sold, issued and paid for in accordance with the terms of the Acquiring Fund's prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable;

                  (3) The Acquiring Trust is an open-end  investment  company of the management type registered as such under the 1940 Act;

                  (4) Except as disclosed in each of the Acquiring Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Acquiring Trust, the unfavorable outcome of which would materially and adversely affect the Acquiring Trust or the Acquiring Fund;

                  (5) The shares of beneficial interest of each of the Acquiring
            Funds to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Acquiring Trust or the Acquiring Funds, and to such counsel's knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

                  (6) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

                  (7) Neither the  execution,  delivery nor  performance of this
            Agreement by the Acquiring Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Acquiring Trust is a party or by which the Acquiring Trust is otherwise bound; and

                  (8) This Agreement has been validly  authorized,  executed and delivered by the Acquiring Trust and represents the legal, valid and binding obligation of the Acquiring Trust and is enforceable against the Acquiring Trust in accordance with its terms.

      In giving the opinions set forth above, Morgan, Lewis may state that it is relying on certificates of the officers of the Acquiring Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Trust.

      (j) That the Acquiring Trust's Registration Statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund's shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

      (k) That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Acquiring Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Acquired Fund shareholder.

      (l) That at the Closing, the Acquired Trust, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

            10.   FEES AND EXPENSES; OTHER AGREEMENTS

      (a) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne one-half by Pitcairn Investment Management, investment manager of the Acquired Funds ("PIM"), and one-half by Constellation Investment Management Company, L.P., investment manager of each Acquiring Fund.

      (b) Any other provision of this Agreement to the contrary notwithstanding, any liability of the Acquired Trust under this Agreement with respect to any series of the Acquired Trust, or in connection with the transactions contemplated herein with respect to any series of the Acquired Trust, shall be discharged only out of the assets of that series of the Acquired Trust, and no other series of the Acquired Trust shall be liable with respect thereto.

      (c) Any other provision of this Agreement to the contrary notwithstanding, any liability of the Acquiring Trust under this Agreement with respect to any series of the Acquiring Trust, or in connection with the transactions contemplated herein with respect to any series of the Acquiring Trust, shall be discharged only out of the assets of that series of the Acquiring Trust, and no other series of the Acquiring Trust shall be liable with respect thereto.

            11.   TERMINATION; WAIVER; ORDER

      (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Funds) prior to the Closing as follows:

                  (1) by mutual  consent of the Acquired Trust and the Acquiring
            Trust;

                  (2) by the Acquiring  Trust if any condition  precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Acquiring Trust; or

                  (3) by the Acquired  Trust if any  condition  precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Acquired Trust.

      (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2004, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the Acquired Trust and the Acquiring Trust.

      (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the Acquired Trust or the Acquiring Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

      (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Acquired Trust or the Acquiring Trust, respectively (whichever is entitled to the benefit thereof).

      (e) The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan of Reorganization, and neither the Acquired Trust nor the Acquiring Trust, nor any of their officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, trustee, agent or shareholder of the Acquired Trust or the Acquiring Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

      (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Acquired Trust or the Board of Trustees of the Acquiring Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Funds, unless such further vote is required by applicable law or by mutual consent of the parties.

            12. LIABILITY OF THE ACQUIRING TRUST AND THE ACQUIRED TRUST

      (a) Each party acknowledges and agrees that all obligations of the Acquiring Trust under this Agreement are binding only with respect to the Acquiring Funds; that any liability of the Acquiring Trust under this Agreement with respect to any Acquiring Fund, or in connection with the transactions contemplated herein with respect to any Acquiring Fund, shall be discharged only out of the assets of that Acquiring Fund; that no other series of the Acquiring Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Acquired Trust nor any Acquired Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Trust, the directors, trustees, officers, employees or agents of the Acquiring Trust, or any of them.

      (b) Each party acknowledges and agrees that all obligations of the Acquired Trust under this Agreement are binding only with respect to the Acquired Funds; that any liability of the Acquired Trust under this Agreement with respect to the Acquired Funds, or in connection with the transactions contemplated herein with respect to the Acquired Funds, shall be discharged only out of the assets of the affected Acquired Fund(s); that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Acquiring Trust nor any Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Acquired Trust, the trustees, officers, employees or agents of the Trust, or any of them.

            13. [RESERVED]

            14. COOPERATION AND EXCHANGE OF INFORMATION

      The Acquiring Trust and the Acquired Trust will provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters of the Acquired Funds and Acquiring Funds for its taxable period first ending after the Closing and for all prior taxable periods.

            15.   ENTIRE AGREEMENT AND AMENDMENTS

      This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

            16.   COUNTERPARTS

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

            17.   NOTICES

      Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

      To the Acquired Trust:

      Pitcairn Funds

      Suite 3000, 165 Township Line Road
      Jenkintown, PA 19046-3531
      Attention: Alvin A. Clay III

      To the Acquiring Trust:

      Constellation Funds
      1205 Westlakes Drive, Suite 280
      Berwyn, Pennsylvania 19312

      Attention:  John H. Grady

            18.   GOVERNING LAW

      This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

            19.   EFFECT OF FACSIMILE SIGNATURE

      A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

      IN WITNESS WHEREOF, the Acquired Trust and the Acquiring Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

                                    ACQUIRED TRUST, ON BEHALF OF EACH
                                    ACQUIRED FUND



                                    ----------------------------------------
                                    By:  Alvin A. Clay III
                                    Title:    President    and    Chief
                                    Executive Officer

                                    ACQUIRING  TRUST,  ON BEHALF OF THE
                                    ACQUIRING FUND



                                    ----------------------------------------
                                    By:  John H. Grady
                                    Title:  President

                                   SCHEDULE B
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT

FOR FUNDS WITH PERFORMANCE ADJUSTMENTS

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto.

      (a) GENERAL. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Trustees of the Trust to be appropriate over the same period.

      (b) INDEX, CLASS AND CHANGES TO THE CLASS. The Trustees have initially designated for each Fund the index and class of shares of the Fund identified on Schedule B-1 as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index" and the "Class," respectively). From time to time, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a different class of shares of the Trust representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. If a different class of shares (the "Successor Class") is substituted in calculating the Performance Adjustment the use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Successor Class of shares previously designated.

      (c) BASIC FEE. The basic fee for a Fund (the "Basic Fee") for any period shall equal: (i) the Fund's average net assets during such period, multiplied by
(ii) the annual rate identified for such Fund on Schedule B-1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).

      (d) PERFORMANCE ADJUSTMENT. The amount of the performance adjustment (the "Performance Adjustment") shall equal: (i) the average net assets of the Fund over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365. The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

      (e) ADJUSTMENT RATE. The adjustment rate (the "Adjustment Rate") shall be as set forth in Schedule B-2 for each Fund, provided, however, that the Performance Adjustment may be further adjusted to the extent necessary to insure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule B-2.

      (f) PERFORMANCE PERIOD. The performance period (the "Performance Period") shall commence on the first day of the month next occurring after this Agreement becomes effective with respect to the Fund (the "Commencement Date"), provided, however, that if this Agreement should become effective on the first day of a month with respect to a Fund, then the Commencement Date shall be the first day of such month. The Performance Period shall consist of a rolling 12-month period that includes the current month plus the preceding 11 months following the commencement of Fund operations under this Agreement. No Performance Adjustment shall be made with respect to any period that is less than 12 months, provided, however, that the Adviser may calculate a Performance Adjustment for the ____________________ based upon performance achieved by such Fund prior to the effective date of this Agreement.

      (g) MEASUREMENT CALCULATION. The Fund's investment performance will be measured by comparing the (i) opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

      (h) PAYMENT OF FEES. The Management Fee payable hereunder shall be computed daily and paid monthly in arrears.

      (i) AVERAGE NET ASSETS. The term "average net assets" of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board of Trustees of the Trust, for each calendar day of such period, by (ii) the number of such days.

      (j) TERMINATION. In the event this Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.

                                  SCHEDULE B-1
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT

                  LISTING OF FUNDS WITH PERFORMANCE ADJUSTMENTS

                                                               ANNUAL BASIC
    NAME OF FUND / APPLICABLE CLASS       PERFORMANCE INDEX      FEE RATE
    -------------------------------       -----------------    -------------
                                                                   0.__%

                                  SCHEDULE B-2
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT

                           PERFORMANCE ADJUSTMENT RATE

                                                RATE
         NAME OF FUND / CLASS                ADJUSTMENT         METHODOLOGY
         --------------------                ----------         -----------
                                          +/- 0.______%

                                   SCHEDULE C
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT

                    FOR FUNDS WITH NO PERFORMANCE ADJUSTMENT

This Schedule B shall apply to each of the Funds identified on Schedule C-1 hereto.

      (a) The Trust shall pay to the Adviser a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule C-1 hereto.

      (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by (ii) the number of such days.

                                  SCHEDULE C-1
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT

                         LISTING OF FUNDS AND FEE RATES

Name of Fund

Constellation International Equity Fund - Sub-Advisers - The Boston Company Asset Management, LLC, and Oechsle International Advisors, LLC.

                                   APPENDIX D

                               CONSTELLATION FUNDS

                                DISTRIBUTION PLAN
                              FORM OF DISTRIBUTION
                          AND SHAREHOLDER SERVICES PLAN

      WHEREAS, Constellation Funds (the "Trust") is engaged in business as an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act") and the Trust desires to compensate the principal underwriter (the "Distributor") for offering units of beneficial interest of Class II Shares ("Shares") of any of the Trust's Funds (the "Funds") listed in Exhibit A hereto and for providing the services described herein to persons (the "Shareholders") who from time to time beneficially own Shares of the Funds; and

      WHEREAS, the Trustees of the Trust have determined that there is a reasonable likelihood that the following Plan will benefit the Funds of the Trust and the Shareholders of the Shares of such Funds; and

      WHEREAS,  pursuant to Rule 12b-1 under the 1940 Act,  the  Trustees of the
Trust  must  adopt  a  plan  under  which  the  Distributor   will  provide  the
distribution services stated in Section 2; and

      WHEREAS, the Trustees of the Trust wish to adopt a plan under which the Distributor will provide or cause to be provided to Shareholders some or all of the shareholder services stated in Section 3;

      NOW, THEREFORE, the Trustees of the Trust hereby adopt the following Plan.

      SECTION 1. The Trust has adopted this Plan to enable the Trust to directly or indirectly bear expenses relating to the distribution of the Shares of the Trust and for the provision of shareholder services.

      SECTION 2. The Trust will pay the Distributor a fee up to the amount set forth in Exhibit A for distribution services. The Distributor may use this fee as (i) compensation for its services in connection with distribution assistance; or (ii) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

      SECTION 3. The Trust will also pay the Distributor a fee up to the amount set forth in Exhibit A for shareholder services. The Distributor may use payments under this aspect of the Plan to provide or enter into agreements with organizations ("Service Providers") who will provide one or more of the following shareholder services: (i) maintaining accounts relating to Shareholders that invest in Shares; (ii) arranging for bank wires; (iii)
responding to Shareholder inquiries relating to the services performed by Distributor and/or Service Providers; (iv) responding to inquiries from Shareholders concerning their investment in Shares; (v) assisting Shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to Shareholders showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Shareholders; (viii) processing purchase, exchange and redemption requests from Shareholders and placing orders with the Funds or its service providers; and (ix) processing dividend payments from the Funds on behalf of Shareholders. The Distributor may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor and/or Service Provider's affiliates and subsidiaries as compensation for such services.

      SECTION 4. Aggregate fees paid to the Distributor pursuant to Sections 2 and 3 above shall not exceed Seventy-Five basis points (0.75%) for the distribution services under Section 2 above and Twenty-Five basis points (0.25%) for the shareholder services under Section 3 above.

      SECTION 5. This Plan shall not take effect with respect to any Fund or Class of Shares thereof until it has been approved (a) by a vote of at least a majority of the outstanding voting securities of the Shares of such Fund or Class if fees are to be paid under Section 2; and (b) together with any related agreements, by votes of the majority of both (i) the Trustees of the Trust and
(ii) the Qualified Trustees (as defined in Section 11 herein), cast in person at a Board of Trustees meeting called for the purpose of voting on this Plan or such agreement.

      SECTION 6. This Plan shall continue in effect for a period of more than one year after it takes effect, only for so long as such continuance is specifically approved at least annually in the manner provided in Part (b) of
Section 5 herein for the approval of this Plan.

      SECTION 7. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall provide to the Trustees of the Trust, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

      SECTION 8. This Plan may be terminated at any time by the vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the Shares of the Funds.

      SECTION 9. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Qualified Trustees or by the vote of a majority of the outstanding voting securities of the Shares of the Funds, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

      SECTION 10. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of Shareholders holding a majority of the outstanding voting securities of the Shares of the Funds or Class affected, and all material amendments to this Plan shall be approved in the manner provided in Part (b) of Section 5 herein for the approval of this Plan.

      SECTION 11. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

      SECTION 12. While this Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust within the meaning of
Section 2(a)(19) of the 1940 Act shall be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

      SECTION 13. This Plan shall not obligate the Trust or any other party to enter into an agreement with any particular person.

                                                   Dated as of January 29, 2004.

                                    EXHIBIT A

                      CONSTELLATION FUNDS - CLASS II SHARES
                    DISTRIBUTION AND SHAREHOLDER SERVICE FEES


Aggregate fees paid for distribution and/or shareholder services shall not exceed:


Constellation Chartwell High Yield Fund..........................Twenty-Five basis points (0.25%)
Constellation Chartwell Ultra Short Duration Fixed Income Fund...Twenty-Five basis points (0.25%)
Constellation Chartwell Short Duration Fixed Income Fund.........Twenty-Five basis points (0.25%)
Constellation Strategic Value and High Income Fund...............Twenty-Five basis points (0.25%)
Constellation TIP Healthcare & Biotechnology Fund................Twenty-Five basis points (0.25%)
Constellation TIP Tax Managed U.S. Equity Fund...................Twenty-Five basis points (0.25%)
Constellation Clover Small Cap Value Fund........................Twenty-Five basis points (0.25%)
Constellation Clover Small Cap Value Opportunities Fund..........Twenty-Five basis points (0.25%)
Constellation HLAM Large Cap Value Fund..........................Twenty-Five basis points (0.25%)
Constellation Pitcairn Diversified Value Fund....................Twenty-Five basis points (0.25%)
Constellation Pitcairn Select Value Fund.........................Twenty-Five basis points (0.25%)
Constellation Pitcairn Diversified Growth Fund...................Twenty-Five basis points (0.25%)
Constellation Sands Capital Growth Fund..........................Twenty-Five basis points (0.25%)
Constellation Pitcairn Small Cap Fund............................Twenty-Five basis points (0.25%)
Constellation Pitcairn Family Heritage Fund......................Twenty-Five basis points (0.25%)
Constellation International Equity Fund..........................Twenty-Five basis points (0.25%)
Constellation Pitcairn Taxable Bond Fund.........................Twenty-Five basis points (0.25%)
Constellation Pitcairn Tax-Exempt Bond Fund......................Twenty-Five basis points (0.25%)

Calculation of Fees

Distribution and Shareholder Service fees are based on a percentage of the Funds' average daily net assets attributable to Class II Shares of each listed Fund.


Dated: May 7, 2004

                                   APPENDIX E

The name, address and principal occupation of the principal executive officer and each partner of CIMCO, and beneficial ownership of CIMCO and affiliates are as follows.

-------------------------------------------------------------------------------------------
    NAME                   ROLE              ADDRESS               PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------
John H, Grady           Principal          1205 Westlakes       President and Chief
                        Executive Officer  Drive, Suite 280     Executive Officer of
                                           Berwyn, PA 19312     Constellation
                                                                Investment Management
                                                                Company, LP (an
                                                                investment adviser);
                                                                previously, Executive
                                                                Vice President and
                                                                Secretary, Alpha
                                                                Select Funds trust;
                                                                previously, General
                                                                Counsel and Chief
                                                                Legal Officer, Turner
                                                                Investment Partners,
                                                                Inc. (an investment
                                                                adviser); President,
                                                                Chief Operating
                                                                Officer, Turner
                                                                Investment
                                                                Distributors, Inc. (a
                                                                broker-dealer);
                                                                previously, Partner,
                                                                Morgan Lewis &
                                                                Bockius (a law firm)
-------------------------------------------------------------------------------------------
Constellation Holdings  General Partner    7700 St. Martins     General Partner; sole
LLC                     of CIMCO; one      Lane                 member limited
                        percent ownership  Philadelphia, PA     liability company
                        interest                                owned by John H. Grady
-------------------------------------------------------------------------------------------
Constellation Holdings  Limited Partner    1205 Westlakes       Limited Partner; John
II, L.P. ("CH II")      of CIMCO; 59%      Drive, Suite 280     H. Grady, a Trustee
                        interest in CIMCO  Berwyn, PA 19312     of the Acquiring
                                                                Trust and an officer
                                                                of CIMCO, owns at
                                                                least 50% of the
                                                                limited partnership
                                                                interests of CH II,
                                                                and the balance is
                                                                owned by the officers
                                                                of the Acquiring
                                                                Trust who are also
                                                                officers/employees of
                                                                CIMCO (each is less
                                                                than 5%), namely,
                                                                Antoinette Robbins,
                                                                John Canning, Saeed
                                                                Franklin, and Rami
                                                                Livelsberger.
-------------------------------------------------------------------------------------------
The Emerging Growth     Limited Partner    c/o Emerging Growth  Investor Group
Equities Investors      of CIMCO; 41%      Equities, Ltd.
Group                   interest in CIMCO  Parkview Tower
                                           1150 First Ave.,
                                           Suite 600
                                           King of Prussia, PA
                                           19406
-------------------------------------------------------------------------------------------

                                   APPENDIX F

As of May 20, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Pitcairn Trust, were beneficial owners of 5% or more of the shares of the following Pitcairn Funds. With respect to shares held of record by PTC, it has or shares power to vote or dispose of these shares. In most cases, voting these Pitcairn Fund shares will require the consent of the other co-trustees (for a majority of shares, persons who are Pitcairn family members or directors of PTC).

NAME OF PITCAIRN FUND       SHAREHOLDER              NUMBER OF SHARES         PERCENT  OF SHARES
                                                                              OUTSTANDING

Diversified Value Fund      Pitcairn Trust Company                            100%
                            One Pitcairn Place,
                            Suite 3000
                            165 Township Line Rd.
                            Jenkintown, PA 19046
Diversified Growth Fund     Pitcairn Trust Company                            100%
                            As Above
Select Value Fund           Pitcairn Trust Company                            100%
                            As Above
Select Growth Fund          Pitcairn Trust Company                            %
                            As Above
                            Charles Schwab & Co,                              %
                            Inc.
                            Special Custody
                            Account for the
                            Benefit of Customers
                            Attention: Mutual
                            Funds 101 Montgomery
                            Street San Francisco,
                            CA 94104

Small Cap Fund              Pitcairn Trust Company                            100%
                            As Above
Family Heritage(R)Fund       Pitcairn Trust Company                           100%
                            As Above
International Equity Fund   Pitcairn Trust Company                            100%

Taxable Bond Fund           Pitcairn Trust Company                            100%
                            As Above
                            The Retirement Plan of   934,201                  %
                            Pitcairn Trust Company
                            c/o Pitcairn Trust
                            Company*

Tax-Exempt Bond             Pitcairn Trust Company                            100%
                            As Above

* Shares of the Taxable Bond Fund owned by PTC were of record only as discretionary investment adviser for the Retirement Plan of PTC. The Trustees of the plan are Lawrence R. Bardfeld, Feodor U. Pitcairn and Stephen Pitcairn.

                     [PRELIMINARY PROXY - FOR SEC USE ONLY]

                                 PITCAIRN FUNDS
                         ONE PITCAIRN PLACE, SUITE 3000
                             165 TOWNSHIP LINE ROAD
                            JENKINTOWN, PA 19046-3593

                PROXY FOR THE SPECIAL MEETING OF THE SHAREHOLDERS
                                     [Date]

                                     o FUND

                                      PROXY

The undersigned, hereby appoints _______________ and ___________ as attorney and proxy with full power of substitution to vote and act with respect to all shares of the ? Fund ("Fund"), a series of Pitcairn Funds (the "Pitcairn Trust"), held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of the Pitcairn Trust, One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, Pennsylvania 19046 on July 21, 2004, at 10:00 a.m. Eastern Time, as adjourned from time to time ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR the following proposal:

VOTE ON PROPOSAL:

PROPOSALS:

1. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby with respect to the Fund.

      FOR [ ]                  AGAINST [ ]             ABSTAIN [ ]

2.    To  approve  a  new  investment   advisory  agreement  with  Constellation
      Investment Management Company, LP ("CIMCO").

      FOR [ ]                  AGAINST [ ]             ABSTAIN [ ]

3.    To approve a new investment sub-advisory agreement between CIMCO and ?.

      FOR [ ]                  AGAINST [ ]             ABSTAIN [ ]

4. To approve a distribution and shareholder service plan with Constellation Investment Distribution Company, Inc.

      FOR [ ]                  AGAINST [ ]             ABSTAIN [ ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2004

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

If shares are held in an irrevocable trust account at Pitcairn Trust Company, for which you serve as one of the co-trustees, a list of the applicable trusts will be attached to your proxy card


--------------------------                ---------------------------
Signature                                 Signature (if held jointly)


--------------------------                ---------------------------
Title (If applicable)                     Title (If applicable)


PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.